UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AXS Astoria Inflation Sensitive ETF
(ppi)

AXS Change Finance ESG ETF
(chgx)

AXS First Priority CLO Bond ETF
(aaa)

AXS Green Alpha ETF
(nxte)

AXS Brendan Wood TopGun Index ETF
(tgn)

AXS Esoterica NextG Economy ETF
(wugi)

ANNUAL REPORT

MARCH 31, 2023

AXS ETFs

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	20
Schedule of Investments	28
Statements of Assets and Liabilities	51
Statements of Operations	53
Statements of Changes in Net Assets	59
Statement of Cash Flows	65
Financial Highlights	66
Notes to Financial Statements	72
Report of Independent Registered Public Accounting Firm	89
Supplemental Information	91
Expense Examples	104

This report and the financial statements contained herein are provided for the general information of the shareholders of the AXS ETFs. This report is not authorized for distribution to prospective investors in the ETFs unless preceded or accompanied by an effective prospectus.

www.axsinvestments.com

March 31, 2023

Dear Fellow Shareholders:

The AXS Astoria Inflation Sensitive ETF (PPI) returned -9.06% during the 1-year period ending 3/31/2023, while its benchmark (70% MSCI All Country World Index, 20% Bloomberg Commodity Index, and 10% Bloomberg US TIPS 1-3 Year) Index returned -7.45%. The ETF was incepted on 12/29/2021 and is an actively managed strategy.

Relevant Indicators: 1-Year Period Ending 3/31/2023

The S&P 500 Index returned -7.73% during the 1-year period ending 3/31/2023 and the MSCI All Country World Index was down 7.44%.

While the S&P Energy Select Sector Index increased by 13.15%, the Bloomberg Commodity Index fell 12.49% and the Bloomberg Composite Crude Oil Index decreased by 10.75%.

Longer duration assets such as the growth heavy NASDAQ-100 Index was down 10.35% while the S&P U.S. Government Bond 20+ Year Index declined 17.50%.

The bond market fell as interest rates rose with the Bloomberg US Aggregate Bond Index decreasing by 4.78%.

The yield on the US 10-year Treasury increased from 2.32% on 3/31/2022, to 3.49% on 3/31/2023, and the Bloomberg US Corporate Investment Grade Index was down 5.55%.

The VIX Index declined 9.06% for the period.

Inflation Readings

The CPI (Consumer Price Index) was up 6.0% year over year in February, printing level with the forecast and softening from January's 6.4% increase. Month over month, February CPI rose by 0.4%, matching expectations and slightly below the prior month's 0.5% print.

The Producer Price Index (commonly referred to as "PPI") gained 4.6% year over year in February, coming well below both the 5.4% estimate and January's 5.7% reading. Month over month, the February figure fell by 0.1%, printing below the forecasted 0.3% increase and down from the previous month's 0.3% measure.

Fed Actions

As banks typically lend long and borrow short, they acquired vast amounts of bonds back when interest rates were pegged near zero. Given the Federal Reserve has hiked rates by nearly 500 bps over the past year, these securities have significantly declined in value given their interest rate risk, and the overall banking system is sitting on nearly $620 billion of unrealized losses according to data compiled by the FDIC.

Many clients in both Silicon Valley Bank and Signature Bank had deposits well above the $250,000 insured by the FDIC, and vast amounts of customers simultaneously attempted to withdraw their funds. The banks' investments were then sold to meet these unexpected liquidity needs, ultimately causing the losses to be realized and the banks to fail.

www.astoriaadvisors.com	March 31, 2023	212.381.6185 | Twitter: @AstoriaAdvisors

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Investors feared the same might happen to other banks, and in response, the Fed created the Bank Term Funding Program, which provides additional funds to meet deposit needs. This program allowed the Fed to go through with the 25 bps rate hike at the March FOMC meeting amid heightened inflation data.

The Committee feels the “U.S. banking system is sound and resilient,” and that the recent bank failures will result in “tighter credit conditions" that will likely slow the economy.

Performance as of 3/31/2023

(%)	Q1 2023	YTD	1 YR	SINCE INCEPTION
NAV	-0.06	-0.06	-8.72	3.20
Market Price	-0.30	-0.30	-9.06	3.06
Blended Benchmark*	4.18	4.18	-7.45	-5.52

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. One cannot invest in an index. Inception date is 12/29/2021. *Since Inception returns are annualized. Benchmark represents 70% MSCI All Country World Index, 20% Bloomberg Commodity Total Return Index and 10% Bloomberg US TIPS 1-3 Year Index.

Performance Analysis: Q1 2023

The Fund returned -0.30% for the quarter. Equities negatively contributed to the lion share of the ETF's return, while both commodities and our fixed income positions positively contributed to the ETF's performance.

Cyclicals

Below are the largest contributors and detractors to Fund performance from equities. Builders FirstSource, Inc. (2.50% of PPI as of 3/31/2023) gained 36.84% for the period overall and accounted for 0.81% of the ETF's performance.

LARGEST CONTRIBUTORS	Contribution	% of PPI
Builders FirstSource, Inc.	0.81%	2.50%
Commerzbank AG	0.49%	0%[1]
Steel Dynamics, Inc.	0.40%	2.50%
Nucor Corporation	0.29%	2.56%
Olin Corporation	0.26%	2.66%

1Commerzbank AG was sold completely on March 1, 2023. Please see the Portfolio Changes section below for more details on the changes in reference to this security.

www.astoriaadvisors.com	March 31, 2023	212.381.6185 | Twitter: @AstoriaAdvisors

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The largest detractor was Western Alliance Bancorp (0% of PPI as of 3/31/20232), which fell 40.04% for the period overall and detracted 0.80% of the ETF's performance.

LARGEST DETRACTORS	Contribution	% of PPI
Western Alliance Bancorp	-0.80%	0%[2]
Comerica Incorporated	-0.76%	0%[3]
Zions Bancorporation, N.A.	-0.69%	0%[4]
Ovintiv Inc	-0.61%	2.38%
APA Corporation	-0.51%	2.26%

2-4	Western Alliance Bancorp, Comerica Incorporated, and Zions Bancorporation, N.A. were sold partially on March 13th and March 14, 2023. Please see the Portfolio Changes section below for more details on the changes in reference to these securities.

Commodities

For the period, the SPDR Gold MiniShares Trust (GLDM; 3.46% of PPI as of 3/31/2023) was up 8.07% and contributed 0.35% to the ETF's performance. Additionally, the Aberdeen Physical Precious Metals Basket Shares ETF (GLTR; 3.31% of PPI as of 3/31/2023) rose 2.22%, adding 0.16% to the ETF's return.

Fixed Income

TIPS (Treasury Inflation-Protected Securities) produced positive returns as both the Vanguard Short-Term Inflation-Protected Securities ETF (VTIP; 3.21% of PPI as of 3/31/2023) and the iShares 0-5 Year TIPS Bond ETF (STIP; 3.33% of PPI as of 3/31/2023) were up for the period (+2.38% and +2.34%, respectively), positively contributing to the ETF's performance (adding 0.09% and 0.08%, respectively).

Portfolio Changes: Q1 2023

On March 1, 2023, we executed a rebalance in which our stock selection and screening process was reviewed.

Positions Sold

Given their quantitative ranking scores declined, we sold completely out of the following stocks (0% in PPI as of 3/31/2023):

• ANZ Group Holdings Limited	• Hitachi, Ltd.
• ArcelorMittal SA	• Mitsui & Co., Ltd.
• BAE Systems plc	• National Australia Bank Limited
• Commerzbank AG	• Popular, Inc.
• ConocoPhillips	• Teck Resources Limited Class B
• Devon Energy Corporation	• West Fraser Timber Co. Ltd.

www.astoriaadvisors.com	March 31, 2023	212.381.6185 | Twitter: @AstoriaAdvisor

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Positions Purchased

As their quantitative ranking scores were superior, the following stocks were purchased (% represents weighting in PPI as of 3/31/2023):

• BHP Group Ltd. (1.87%)	• Mitsubishi UFJ Financial Group, Inc. (1.62%)
• Comerica Incorporated (0%; see below)	• NatWest Group Plc (1.62%)
• Glencore plc (1.69%)	• Ovintiv Inc. (2.38%)
• Holcim Ltd. (1.87%)	• PDC Energy, Inc. (2.64%)
• Marubeni Corporation (1.90%)	• Toronto-Dominion Bank (1.61%)
• Mitsubishi Heavy Industries, Ltd. (1.79%)	• Whitehaven Coal Limited (1.66%)

Other stocks already in PPI were bought or sold to bring our sector weights, as well as our US and Non-US exposures, in accordance with their target ranges.

Over the course of several days in March, we diligently monitored our US mid-cap/regional banks stocks that were exposed to financial system contagion. In an effort to de-risk ahead of an amplification of the regional banking crisis, we sold completely out of the following stocks: Capital One Financial Corp, Comerica Incorporated, Regions Financial Corporation, Western Alliance Bancorp, and Zions Bancorporation, N.A. (all 0% of PPI as of 3/31/2023).

Using a portion of the proceeds, we established smaller positions in the following larger investment banks/brokers and asset managers as they are generally more stable and not exposed to the same risks as regional banks: Ameriprise Financial, Inc. (0.42% of PPI as of 3/31/2023), Interactive Brokers Group, Inc. Class A (0.41% of PPI as of 3/31/2023), LPL Financial Holdings Inc. (0.38% of PPI as of 3/31/2023), Raymond James Financial, Inc. (0.41% of PPI as of 3/31/2023), and State Street Corporation (0.40% of PPI as of 3/31/2023).

Furthermore, we've reduced the ETF's exposure to the financials sector until bank fears further subdue.

Current and Prospective Economic Outlook

We are skeptical about Q1's rally and whether or not it will continue. Why?

1)	Q1 was more liquidity driven as opposed to fundamental.
2)	China's reopening released trillions of dollars in pent-up demand into the global economy.
3)	Mean reversion was heavy at play as 2022's biggest losers were up the most in 2023.
4)	Japan's yield curve control also led to additional liquidity.
5)	Market breadth was poor as only a handful of stocks drove the S&P 500's return in Q1.
6)	Given many indicators remain in contractionary territory and forecasts for the upcoming earnings season are weak, it's hard to get excited about buying the S&P 500 Index when its P/E ratio is 18.

Once the yield curve un-inverts further and leading indicators inflect higher, we'd aim to re-risk the fund. Remember, we're still in a bear market, and bull markets don't typically start with the S&P 500 Index trading at such expensive valuations.

www.astoriaadvisors.com	March 31, 2023	212.381.6185 | Twitter: @AstoriaAdvisors

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We are grateful for your continued trust and support.

Sincerely, The Investment Team at Astoria Portfolio Advisors LLC.

The views in this letter were as of March 31, 2023, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Commentary provided by Astoria Portfolio Advisors, who serves as the Sub-Adviser for AXS Astoria Inflation Sensitive ETF and is not affiliated with AXS Investments. Holdings are subject to change and should not be considered investment advice.

Disclosures

This material must be preceded or accompanied by a prospectus

There is no guarantee the sectors or asset classes the advisor identifies will benefit from inflation. Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.

Equity Securities Risk: Equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or in only a particular country, company, industry or sector of the market.

Commodities Risk: Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Fund's shares to decline or fluctuate in a rapid and unpredictable manner. The values of commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity.

Futures Contracts Risk: The Fund expects that certain of the Underlying ETFs in which it invests will utilize futures contracts for its commodities investments. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Underlying ETF is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them.

TIPS Risk: Principal payments for Treasury Inflation-Protection Securities are adjusted according to changes in the Consumer Price Index (CPI). While this may provide a hedge against inflation, the returns may be relatively lower than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's exposure to U.S. Treasury obligations to decline.

Index descriptions

The following descriptions, while believed to be accurate, are in some cases abbreviated versions of more detailed or comprehensive definitions available from the sponsors or originators of the respective indices. Please refer to each such sponsor's website for more detailed index information.

The past performance of an index is not a guarantee of future results.

www.astoriaadvisors.com	March 31, 2023	212.381.6185 | Twitter: @AstoriaAdvisors

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Each index reflects an unmanaged universe of securities without any deduction for advisory fees or other expenses that would reduce actual returns, as well as the reinvestment of all income and dividends. An actual investment in the securities included in the index would require an investor to incur transaction costs, which would lower the performance results.

Indices are not actively managed, and investors cannot invest directly in the indices.

NASDAQ-100 Index: The Nasdaq 100 Index is a basket of the 100 largest, most actively traded U.S companies listed on the Nasdaq stock exchange. The index includes companies from various industries except for the financial industry, like commercial and investment banks.

S&P 500® Index: The S&P 500® Index is an unmanaged, capitalization-weighted index designed to measure the performance of the broad US economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P 500® Energy: The S&P 500® Energy index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

MSCI All Country World Index: The MSCI All Country World Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of June 2021, it covers more than 2,900 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is built using MSCI's Global Investable Market Index (GIMI) methodology, which is designed to take into account variations reflecting conditions across regions, market cap sizes, sectors, style segments and combinations.

MSCI Brazil: The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. The index covers about 85% of the Brazilian equity universe.

Bloomberg Commodity Index: The Bloomberg Commodity Index (“BCOM” or the “Index”) is designed to be a highly liquid and diversified benchmark for commodity investments. BCOM provides broad-based exposure to commodities and no single commodity or sector dominates the Index. The indices use a consistent, systematic process to represent the commodity markets. A commodity index should fairly represent the importance of a diversified group of commodities to the world economy. To achieve a fair representation, BCOM uses both liquidity data and U.S. -dollar-weighted production data in determining the relative quantities of included commodities. BCOM Index purports to provide diversified exposure to commodities as an asset class.

Bloomberg Composite Crude Oil Index: The Bloomberg Composite Crude Oil Index Formerly known as Dow Jones-UBS Composite Crude Oil Subindex (DJUBSCR), the index is composed of futures contracts on WTI and Brent Crude Oil.

Bloomberg US Aggregate Bond Index: The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

Bloomberg U.S. 1-3 Year Treasury Bond Index: The Bloomberg U.S. 1-3 Year Treasury Bond Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years.

S&P U.S. Government Bond 20+ Year Index: The S&P U.S. Treasury Bond 20+ Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 20 or more years.

Bloomberg US Corporate Investment Grade Index: The Index measures the performance of the long-dated, investment grade U.S. corporate bond market. Only bonds that have a maturity of more than ten years are included. Securities must be fixed rate, U.S. dollar denominated, taxable and rated investment grade as defined by the Index methodology.

www.astoriaadvisors.com	March 31, 2023	212.381.6185 | Twitter: @AstoriaAdvisors

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VIX® Index: Cboe Global Markets revolutionized investing with the creation of the Cboe Volatility Index® (VIX® Index), the first benchmark index to measure the market's expectation of future volatility. The VIX Index is based on options of the S&P 500® Index, considered the leading indicator of the broad U.S. stock market. The VIX Index is recognized as the world's premier gauge of U.S. equity market volatility. The VIX Index is used as a barometer for market uncertainty, providing market participants and observers with a measure of constant, 30-day expected volatility of the broad U.S. stock market. The VIX Index is not directly tradable, but the VIX methodology provides a script for replicating volatility exposure with a portfolio of SPX options, a key innovation that led to the creation of tradable VIX futures and options.

Glossary

Price to Earnings Ratio (P/E): The price-to-earnings ratio (P/E ratio) is a ratio used by analysts for valuing a company. The P/E ratio measures a company's current share price relative to its earnings per share (EPS). The P/E ratio is also referred to as the price multiple or the earnings multiple.

Consumer Price Index (CPI): This index is an inflation measure that calculates the weighted average of prices of a basket of consumer goods and services. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them. The CPI measures items such as food, beverages, housing, apparel, transportation, medical care, recreation, education, communication, and other personal goods and services, such as tobacco and smoking products, and haircuts.

Producer Price Index (PPI): This index is an inflation measure that looks at the prices that producers pay and measures changes in the sale prices for the entire domestic market of raw goods and services. These goods and services are bought by consumers from their primary producers, bought indirectly from retail sellers, or purchased by producers themselves. The industries that comprise the PPI include mining, manufacturing, agriculture, fishing, forestry, natural gas, electricity, construction, waste, and scrap materials

www.astoriaadvisors.com	March 31, 2023	212.381.6185 | Twitter: @AstoriaAdvisors

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Dear Shareholders,

Welcome to our FY 22-23 Annual Report covering August 1, 2022 through March 31, 2023. As we closed the last fiscal year, approximately 4.5 years after launch, we reported $117 million in assets under management (AUM) in the AXS Change Finance ESG ETF (CHGX, the “Fund”). Over the recent fiscal year, the fund stayed level at $116.9 million in AUM despite market volatility.

CHGX continues to track the Change Finance Diversified Impact US Large Cap Fossil Fuel Free Index (the “Index”), composed of the common stock of 100 U.S. large cap companies. The Index utilizes Change Finance's proprietary Isolated ESG Risk-Factor Methodology which applies industry screens of more than 100 individual factors related to people, planet, and profit to ensure that we invest in the most responsible and sustainable companies.

Third-party analysis continues to validate that CHGX is one of the cleanest funds on the market. Morningstar continues to give the Fund its top 5 Globes rating for sustainability.1 CHGX continues to receive an A rating from As You Sow on Fossil Fuel Exposure and Weapons Exposure as of 3/31/2023 and its carbon footprint is 129% below that of the S&P 5002 as of the same date.

The unusual market circumstances which saw on-going supply-chain challenges, continued pandemic-fueled challenges, and significant inflation, coupled with Russia's invasion of Ukraine made performance a challenge for the Fund during the period with the Fund returning -6.86% as compared to its benchmark, the S&P 500 which returned -7.73%. One of the most significant drivers of the performance gap was the extraordinary rise in oil and gas prices fueled by the war in Ukraine just as all other market sectors were down considerably. Change Finance continues to believe that fossil fuel free investing is a sound long-term strategy. Specifically in the first quarter of 2023 our equal-weighted portfolio struggled as investors flocked to large names like Apple, Microsoft, and NVidia. The portfolio also underperformed due to missing names like Tesla, Amazon, and Meta (Facebook). A quarter ago (Q4 2022), these same exclusions led to dramatic outperformance, demonstrating the significant volatility of this market environment. The rest of the performance story is positive.

Change Finance continues to lead the way in sustainable investing. As of March 31, 2023 CHGX was the first Certified Carbon Neutral ETF. CHGX is certified carbon neutral by EthosESG and has sequestered 1,815 tonnes of carbon emissions from its holdings through the end of Q1 2023. This process with our partner, Grassroots Carbon, has a tangible effect through regenerative agriculture that enhances biodiversity and restores grassland ecosystems. Grassroots Carbon also supports marginalized communities ensuring that as good stewards of the land, they are compensated fairly for the service they provide. Change Finance, a certified B Corp, continues to support causes and companies that benefit people and the planet.

[1]	Out of 3,363 US Equity Large Cap Blend funds as of 2/28/2022. Based on 98.96% of AUM. A measure of how well the portfolio holdings are managing their ESG Risk relative to the portfolio's Global Category peer group. Data is based on long positions only. Sustainalytics provides company level analysis used in the calculation of Morningstar's Historical Sustainability Score, which is a weighted average of the trailing 12 months of Morningstar Portfolio Sustainability Scores.
[2]	Carbon Footprint Relative to S&P 500 is calculated using S&P 500 ETF Trust (SPY) as a proxy in tonnes Co2/million invested. Information on carbon intensity is from VettaFi

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Change Finance exists to create an economy in service to life. With your continued support, we will continue to do that through our investment methodology, our advocacy program, and more.

In gratitude,

The Change Finance Team

The views in this letter were as of March 31, 2023, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Performance	Average Annualized
	ytd	Quarter	1 Year	3 Year	5 Year	Since Inception (10/9/17)
CHGX NAV	6.45%	6.45%	-6.86%%	16.81%	9.98%	9.94%
CHGX Market Price	6.45%	6.45%	-7.77%%	16.71%	10.02%	9.93%
S&P 500	7.50%	7.50%	-7.73%	18.60%	11.19%	11.10%
Expense Ratio: 0.49%						As of 3/31/23

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call 833.AXS.ALTS or visit the Fund's website at www.axsinvestments.com. The Fund adopted the performance of the Predecessor Fund following the Reorganization of the Predecessor Fund which occurred on March 21, 2022. The Predecessor Fund has substantially similar investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the Reorganization. The quoted performance data includes the performance of the Prior Account for periods before the fund's registration became effective.

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IMPORTANT RISK INFORMATION

ETFs involve risk including possible loss of principal. There is no assurance that the Fund will achieve its investment objective. Fund holdings are subject to risk and should not be considered recommendations to buy or sell any security.

The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors. Market and Equity Risk: The value and market price of an equity security may decline due to general market conditions that may or may not be specifically related to a particular company or industry. Passive investment risk: The Fund invests in securities included in the Index regardless of investment merit. It is not actively managed and generally will not attempt to take defensive positions in declining markets. ESG Investing Risk: The Fund's ESG policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have such policies. Market Cap Risks: Companies with larger capitalization may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies. Real Estate Risk: Investments in Real Estate Investment Trusts (REITs) involve risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the midpoint between the bid and ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of AXS Change Finance ESG ETF. This and other important information about the Fund is contained in the Prospectus, which can be obtained by visiting www.axsinvestments.com. The Prospectus should be read carefully before investing.

Distributed by ALPS Distributors, Inc, which is not affiliated with AXS Investments.

Carbon Neutral Certification: Ethos performs an independent analysis of a fund's carbon footprint and carbon credits (offsets) to verify whether the fund is carbon neutral during a specified period. The carbon footprint consists of verified Scope 1 and Scope 2 emissions of every holding of the fund. Ethos defines the carbon footprint of a fund as the total tons of Scope 1 and Scope 2 CO2 emissions of its holdings multiplied by the fund's percentage ownership of those holdings. Percentage ownership is based on the market value of the fund's shares divided by the total market value of the holdings.

While Ethos researches and models Scope 3 emissions for every fund holding, the company does not consider Scope 3 for fund-level certification. This is due to limitations with Scope 3 data, including: lack of standardized reporting methodology by companies: low coverage of companies reporting Scope 3 emissions; and, likely overlap of Scope 3 emissions across company value chains.

As part of the Carbon Neutral Certification, Ethos requires funds to submit proof of purchase of carbon credits from a list of approved providers of carbon credits. When information is not available the following modeling formula used is: Expected emissions = peer-average carbon intensity (CO2 per $M revenue) * $M revenue.

EthosESG audits this estimation and will address discrepancies should they arise. Emissions data is limited by the voluntary disclosure by individual companies and is not independently audited. Change Finance and EthosESG make every effort to ensure data is accurate but cannot guarantee absolute carbon neutrality.

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Carbon Sequestration: Change Finance utilizes Grassroots Carbon to purchase Carbon Sequestration Credits for its Carbon Neutral Certification. Carbon sequestration numbers are updated quarterly and reflect carbon offset credits purchased year to date. Verity analyzes the funds carbon footprint quarterly and that analysis is used to purchase credits. Grassroots Carbon certifies and audits carbon capture by taking measurements performed by an unaffiliated third party based on actual 3 feet deep measurements conducted after rigorous stratification in accordance with Verra VMD0021. More information available from buildgrassroots.com

Environmental, Social and Governance (ESG): Environmental criteria considers how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers and the communities where it operates. Governance deals with a company's leadership, executive pay, audits, internal controls, and shareholder rights.

Fossil Fuels Exposure: Fossil Fuel Exposure is calculated at least quarterly by Fossil Free Funds and measures the percentage of a fund's net assets invested in companies which own, extract, process, or burn fossil fuels for electricity generation as determined by inclusion in the Carbon Underground 200; the Macroclimate 30; Morningstar industry classifications Thermal Coal, Coking Coal, Oil and Gas Drilling, Oil and Gas Extraction, Oil and Gas Production, Oil and Gas Equipment and Services, Oil and Gas Integrated, Oil and Gas Midstream, Oil and Gas Refining and Marketing; the Global Coal Exit List marked as Mining or Services for the Coal Industry Sector or Power for the Coal Industry Sector; or the Global Oil/Gas Exit List upstream and midstream companies. Fossil Free Funds sources financial data on equities and mutual funds from Morningstar. Our database contains information on thousands of U.S. open-end and exchange traded mutual funds, some of the most common funds held in 401(k)s, 403(b)s, and other retirement plans. This information is updated at least quarterly and is as of 5/30/2022. More information available from.fossilfreefunds.org

Carbon Footprint: The Carbon Footprint of a fund measures the Scope 1 & 2 emissions of a fund in tonnes per $1 million invested as calculated by Fossil Free Funds. The Carbon Footprint is calculated utilizing emissions data for each company provided by yourSRI. The Carbon Footprint as calculated by Fossil Free Funds is equal to the sum of each portfolio constituent's Scope 1 and scope 2 carbon emissions multiplied by the percentage of ownership (position size/market capitalization) divided by the fund's AUM in millions. The SPDR S&P 500 ETF Trust (SPY) is used as a proxy for the S&P 500 benchmark. Scope 3 information is utilized when available. Fossil Free Funds uses AI to estimate any non-disclosed emissions comparative to its peers in revenue and industry for Scope 1 and 2. Information is disclosed by companies and is not independently audited and its accuracy cannot be guaranteed.

S&P 500 Index is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. Investors cannot invest directly in an index.

Weapon Exposure: Weapon Exposure is calculated at least quarterly by Weapon Free Funds and Gun Free Funds and measures the percentage of a fund's net assets invested in companies that manufacture or sell civilian firearms, manufacture or service nuclear weapons, manufacture cluster munitions or land mines, or are among the 100 largest military contractors using data from the Stockholm International Peace Research Institute Arms Industry Database; PAX; and Gun Free Funds' lists of the largest firearms manufacturers and retailers. Information is updated at least quarterly. Gun Free Funds sources financial data from Morningstar, an investment research company. They use Morningstar's mutual fund and stock data to analyze funds and find civilian firearm investments. Current CHGX rating as of 5/30/2022. More information is available from weaponfreefunds.org and gunfreefunds.org.

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Dear Shareholders,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the AXS First Priority CLO Bond ETF (“AAA” or the “Fund”). The following information pertains to the period from August 1, 2022, through March 31, 2023 (the “current period” or “the period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by investing in AAA rated priority debt tranches of U.S. dollar-dominated collateralized loan obligations (“CLOs”). The Fund is actively managed and does not seek to track the performance of any particular index. The Fund seeks capital preservation and income.

The Fund had positive performance during the current period ended on March 31, 2023. Total return at NAV for AAA was a positive 4.02% and the total return at market price was a positive 4.28%.

Positive impact to performance was derived from 3 sources; a) Income derived from interest paid on CLO bonds net of management fees (“Distributable Income”), b) principal appreciation, and c) the market price premium or discount to NAV. Income derived from interest paid on CLO bonds net of management fees contributed 3.50% to the Fund's total return. Principal appreciation increased the Fund's NAV by 0.52%. The market price premium or discount to NAV increased the Fund's total return by 0.26%.

NAV Total Return (4.02%) = Distributed Income (3.50%) + Principal Appreciation (0.52%).

Market Price Total Return (4.28%) = Distributed Income (3.50%) + Principal Appreciation (0.52%) + the Market Price Premium or Discount (0.26%).

The largest impact on the Fund during the current period was the rapid rise in interest rates. The federal funds overnight target rate rose 250 basis points during the period ending March 31, 2023. The federal funds overnight target rate began the period at 2.25% and ended at 4.75%.

Despite negative implications for many risk assets in the broader market, the change in interest rates had an overall positive impact on the Fund. The Fund solely invests in floating rate coupon bonds whose quarterly payments are tied to the Secured Overnight Financing Rate (“SOFR”). (NB: historically the coupons for floating rate products were tied to the London Interbank Offered Rate (“LIBOR”) and are now transitioning to SOFR). Both LIBOR and SOFR are largely dependent upon the absolute rate of the federal funds overnight target rate. The increase in these overnight rates has increased the coupons on AAA-rated CLO bonds and in turn increased the coupons of the assets of the Fund. The average coupon for AAA-rated CLOs rose from 4.66% in August 2022 to 5.96% at the end of March 2023. At the end of the period the average coupon of the Fund was 5.90%.

The increase in coupon payments for the Fund greatly outweighed any mark to market changes in the assets prices due to changing credit spreads for AAA-rated CLO bonds. Changes in interest rates had a profound effect on the broader market and caused the risk premiums of many asset classes to increase dramatically. AAA-rated CLO bonds were relatively unchanged and spreads for these bonds started the period at 177 basis points and ended the period at 176 basis points.

Upon its launch, AAA was one of the first CLO ETFs on the market. The Fund commenced operations on September 8, 2020, with outstanding shares of 200,000. As of March 31, 2023, the Fund's shares outstanding were 300,000.

We appreciate your investment in AAA.

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Sincerely,

/s/ Peter Coppa

Peter Coppa

Founder and Managing Partner

Alternative Access Funds, Sub-Adviser to the Fund

The views in this letter were as of March 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

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AXS Green Alpha ETF

Management's Discussion of Fund Performance

FYE March 31, 2023

Dear Fellow Shareholders,

The AXS Green Alpha ETF (NXTE) was launched on September 27, 2022, resulting in the first fiscal year of operations spanning the period September 27, 2022 to March 31, 2023. This six-month span was characterized by a fast-evolving world and economy, and the resulting market volatility. In Green Alpha's signature investing style—combining macro trajectory analysis, identification of risk-mitigating companies, fundamental data, and active, benchmark-agnostic portfolio construction—we benefitted from upside volatility, took advantage of downside volatility, and helped our clients gain market exposure to the Next Economy.

In the first quarter of 2023, the global economy continued to be characterized by the key challenges of 2022, including the ongoing COVID-19 pandemic, war in Ukraine, rising inflation, and interest rate increases. These challenges have had a significant impact on economic growth, trade, and investment, which has led to continued market volatility. For NXTE, January 2023 provided double-digit performance gains as some of the above-listed concerns seemed to be easing, and then tougher markets in February and early March as some issues seemed to reassert themselves, followed by a quarter-end rally. And yet, in context, inflation, interest rate concerns, and even geopolitical conflicts have historically been short-to-medium term sources of market volatility. As always, we endeavor to think about the longer term, and position our portfolios to preserve and grow our clients' purchasing power over multi-cycle periods.

The global economy is facing long-term challenges, such as the climate crisis, inequality, and technological change. These challenges will require governments, businesses, and individuals to work together to find solutions, and, in enacting them, the world will make significant—it is not an exaggeration to say unprecedented—investments in the best of these solutions. The patient, forward-looking investor therefore stands to benefit. Green Alpha believes that sectors likely to grow faster than underlying GDP in coming years include renewable energies, the entire semiconductor value chain, AI and machine learning, select biotechs, and sustainable and regenerative agriculture and REITs.

For the September 27, 2022 to March 31, 2023 period the AXS Green Alpha ETF returned 6.57% vs the MSCI ACWI Investable Market Index return of 16.40%. However, for the quarter ended March 31, 2023, the AXS Green Alpha ETF returned 9.25% vs the benchmark return of 6.95%. At the fund level, overall returns for the six-month period were affected by inflation, recession fears and continued interest rate increases, leading to s secular rotation to value stocks, and a general rotation away from growth. NXTE is a blend of value and growth, but there is sufficient weight in growth areas that this overall sentiment has led to the Q4 and cumulative underperformance vs the benchmark.

On a sector basis, Fund returns were most negatively impacted by Real Estate and Health Care. Within the Real Estate sector, Real Estate Investment Trusts (REITs) generally underperformed in 2022 and Q1 2023, in the face of unprecedented Federal Reserve rate hikes and the ongoing phenomenon of work-from-home catalyzed by COVID- 19. This pair of headwinds has caused even some of the highest quality REITs to be down more than 70% in the trailing year at the end of Q1 '23, and, clearly with some justification. The Fund's holdings in office REITS were the primary detractor for the period, however gains in data center REITs partially offset the impact of the office REITs.

287 Century Circle, Suite 201

Louisville, CO 80027

303.993.7856

www.greenalphaadvisors.com

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Health Care was affected by losses in biotech, particularly the companies Crisper Therapeutics, Editas Medicine, Caribou Biosciences, and other gene-editing-based therapeutics developers. This was primarily driven by less interest in growth names over the period, and not by intrinsic company news or results; these names are among the leaders and top intellectual property holders in transformative medicine. These losses were partially offset by holdings in other areas of biotech, such as equipment makers.

The Fund benefited from investments in Technology and Energy. Within Technology, the semiconductor value chain contributed the most to returns, including gains from front-end capital equipment makers, chip designers, and foundry manufacturing. Catalysts for Semis in the period included early implementation of the CHIPS Act, growing recognition of the importance of semis to the global economy, and multiple announcements related to expansion of global production capacity. Gains were also provided by exposure to security software.

Within Energy, returns were derived from renewable energy equipment makers, with wind turbine manufacturing and service, and solar equipment manufacturing representing the lion's share of upside contribution. Specifically, the world's leading thin-film solar PV maker had an outstanding first quarter of 2023, as it announced benefits from the Inflation Reduction Act ("IRA”) and capacity expansion plans. In wind energy, Vestas Wind Systems, the world's leading wind turbine manufacturer and servicing company was the fund's top overall contributor.

In descending order, the top contributors by name were Vestas Wind Systems, Infineon Technologies, a global leader in diversified semiconductor products, and Pacific Biosciences of California, a leader in advanced gene sequencing devices and technologies for the biotech industry. The biggest detractors from performance were Crispr Therapeutics, Editas Medicine, and SunPower Corp.

Green Alpha Investments in 2023 and Beyond

For 2023, Green Alpha is evaluating economic conditions based on, first, clear evidence that innovation (in select areas) is increasing both economic productivity and environmental sustainability, and second, the sober awareness that the world is in many ways still failing to affect energy and sustainability transitions rapidly enough to prevent irreversible, deleterious outcomes. Within those dynamics and our thesis, we look for opportunities to invest for long-term growth and maximum impact.

Stocks benefitting from multiple tailwinds, and trading at reasonable prices, will continue to be our focus, even though—and even because—this does not correlate with today's short-term market orientation. The time horizon mismatch between our investment approach and the markets' is ultimately beneficial: we are simultaneously disappointed in a year of underperformance and excited by the opportunity to invest in compelling Next Economy companies at steep discounts, relative to the future results we expect from them.

Sincerely,

Garvin Jabusch	Jeremy Deems
Chief Investment Officer	Portfolio Manager, CFO, CCO
Green Alpha In vestments	Green Alpha Investments

The views in this letter were as of March 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

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Dear Shareholders,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in The AXS Brendan Wood Top Gun ETF (“TGN” or the “Fund”). The following information pertains to the period from inception on November 8, 2022, through fiscal year end on March 31, 2023. The Fund seeks to track the investment results, before fees and expenses, of the performance of the Brendan Wood Top Gun Index (“Index”).

The Index is comprised of 25 U.S. and Canadian companies that meet Brendan Wood International's highest standards of quality. These large and midcap companies are selected and periodically updated by Brendan Wood International based on 2,000 in-depth interviews with institutional investment professionals.

The Fund had negative performance during the fiscal period ending on March 31, 2023. The market price for TGN decreased 0.69% and the NAV decreased 0.86%, while the Brendan Wood Top Gun Index lost 0.95%.

The Fund invests directly in the index holdings at the prescribed weights. The Fund met its investment objectives, with daily Fund returns showing a 99.67% correlation and 1.008 beta to daily Index returns for the period.

Looking forward, we continue strive to improve Fund NAV tracking of the Brendan Wood Top Gun Index return. We appreciate your investment in TGN.

The views in this letter were as of March 31, 2023, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Faithfully yours,

Parker B. Binion

Head of Investments, AXS Investments LLC

IMPORTANT RISK DISCLOSURE

ETFs involve risk including possible loss of principal. There is no assurance that the Fund will achieve its investment objective.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Sector Focus Risk: While the Fund's sector exposure is expected to vary over time based on the composition of the Index, it may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors.

Passive Investment Risk: The Fund is not actively managed and invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets.

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Index Provider Risk: There is no assurance that Brendan Wood, the Fund's index provider, will compile or maintain the Index accurately.

Tracking Error Risk: The performance of the Fund and the Index may differ from each other. For example, the Fund may not be fully invested in the securities of the Index at all times and may incur operating expenses and transaction costs not incurred by the Index.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the midpoint between the bid and ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the AXS Brendan Wood TopGun Index ETF. This and other important information about the Fund is contained in the Prospectus, which can be obtained by visiting www.axsinvestments.com. The Prospectus should be read carefully before investing.

Distributed by ALPS Distributors, Inc, which is not affiliated with AXS Investments.

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During the period ending March 31, 2023, WUGI returned 20.41% (NAV) and delivered an annualized return of 15.63% since inception. The fund is benchmark agnostic but underperformed the broad equity market S&P 500 Index (-7.73%) and the growth-focused Nasdaq 100 Index (-10.35%) during the year.

As of March 31, 2023, the semiconductor exposure accounted for 41.7% of the Fund's total net assets, contributing 3.60% of the total loss during the fiscal year. Despite the second-largest dollar allocation in the Fund (28.0% as of March 31, 2023), software's contribution to the performance was significantly lagging (-10.91%). Internet companies weighed 18.2% of the Fund but contributed -5.71% of the total loss. Auto Manufacturers, Commercial Services and Computers accounted for 3.9%, 1.4%, and 1.4% of the Fund's total net assets, respectively. It's also worth noting that, through the fiscal year, the Fund held an average of 11.21% of the portfolio in Cash. Cash accounted for 5.4% of the Fund's total net assets at the fiscal year-end.

Considering the Federal Reserve's determined fight against soaring inflation during the first half of the year, we reduced the Fund's equity exposure meaningfully and held close-to-maximum Cash (20%) to defend the portfolio. Within the equity exposure, we were positioned towards the large-cap, high-quality growth companies that we believe could weather the market volatilities relatively better. Later in the year, after a series of significant interest rate hikes from the Federal Reserve, we believed that the valuations of the growth companies had reached the bottom. We gradually put the cash back to work while still staying closer to our large-size and high-quality bias.

We continue to position the Fund to capture the investment opportunities presented by LLM/GPT as well as broader digital transformation. We anticipate a gradual recovery of hyper-growth technologies equities after a rough fiscal year while recognizing that the macro headwinds could be persistent. Having a reasonable amount allocation to cash leaves the fund great flexibility to navigate the macro uncertainty in the near term.

Signature:	Date: 05/10/2023

The views in this letter were as of March 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

DEFINITIONS OF INDEXES

Nasdaq 100 Index is a stock market index made up of the 100 largest, most actively traded U.S companies listed on the Nasdaq stock exchange.

S&P 500 Index is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. Investors cannot invest directly in an index.

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IMPORTANT RISK INFORMATION

You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objectives will be achieved.

Market and Equity Risk: The market price of an equity security may decline due to market conditions not specifically related to a particular company, such as real or perceived adverse economic or political conditions, or factors that affect a particular industry. 5G and Emerging Technologies Investment Risk: The revenues of the companies held by the Fund are generally expected to be significantly tied to 5G technologies, and the extent of the technologies' versatility has not yet been fully explored. Currently, there are few public companies for which 5G technologies represent significant revenue, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests. Active Management Risk: The Fund is actively managed and there is no guarantee that the Fund's investment views will produce the desired results, which may cause the Fund to underperform its benchmark index. Concentration Risk: To the extent the Fund's investments are concentrated in a particular group of industries, including computer software, Internet and semiconductors, the Fund may be susceptible to loss due to adverse occurrences affecting that industry or group of industries. Foreign Risk: The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Non-Diversification Risk: Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means it may invest more of its assets in the securities of a single issuer or smaller number of issuers than if it were diversified.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the midpoint between the bid and ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund. This and other important information about the Fund are contained in the Prospectus, which can be obtained by visiting www.axsinvestments.com. The Prospectus should be read carefully before investing.

Distributed by ALPS Distributors, Inc, which is not affiliated with AXS Investments.

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AXS Astoria Inflation Sensitive ETF

ETF PERFORMANCE at March 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the AXS Astoria Blended Benchmark Index, Bloomberg Commodity Total Return Index, Bloomberg U.S. TIPS 1-3 Year Index, and MSCI ACWI Index. Results include the reinvestment of all dividends and capital gains.

The AXS Astoria Blended Benchmark Index is composed of 70% MSCI ACWI Index, 20% Bloomberg Commodity Total Return Index, and 10% Bloomberg U.S. TIPS 1-3 Year Index. The Bloomberg Commodity Total Return index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. The Bloomberg U.S. TIPS 1-3 Year Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. The MSCI ACWI Index is a stock index designed to track broad global equity-market performance. The indexes do not reflect expenses, fees, or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2023	1 Year	Since Inception	Inception Date
AXS Astoria Inflation Sensitive ETF (Net Asset Value)	-8.72%	3.20%	12/29/21
AXS Astoria Inflation Sensitive ETF (Market Price)	-9.06%	3.06%	12/29/21
AXS Astoria Blended Benchmark Index	-7.45%	-5.52%	12/29/21
Bloomberg Commodity Total Return Index	-12.49%	6.93%	12/29/21
Bloomberg U.S. TIPS 1-3 Year Index	-0.20%	0.15%	12/29/21
MSCI ACWI Index	-7.44%	-10.17%	12/29/21

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 984-2510.

The ETF's shares are listed on an exchange. The price of the ETF's shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 0.75% which was stated in the current prospectus dated August 1, 2022. For the ETF's current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

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AXS Change Finance ESG ETF

ETF PERFORMANCE at March 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the S&P 500 Index and Change Finance U.S. Large Cap Fossil Fuel Free Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Change Finance U.S. Large Cap Fossil Fuel Free Index is the underlying index for CHGX, it measures the performance of an equal-weighted portfolio of approximately 100 large to mid-cap equity securities of U.S. listed companies that meet a diverse set of ESG standards. The indexes do not reflect expenses, fees, or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2023	8 Months*	1 Year	5 Years	Since Inception	Inception Date
AXS Change Finance ESG ETF (Net Asset Value)	1.78%	-6.86%	9.98%	9.94%	10/9/17
AXS Change Finance ESG ETF (Market Price)	1.74%	-7.77%	10.02%	9.93%	10/9/17
S&P 500 Index	0.69%	-7.73%	11.19%	11.10%	10/9/17
Change Finance U.S. Large Cap Fossil Fuel Free Index	2.10%	-6.53%	10.58%	10.57%	10/9/17

*For the period August 1, 2022 through March 31, 2023. Not annualized.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 984-2510.

The ETF acquired the assets and liabilities of the Change Finance U.S. Large Cap Fossil Fuel Free ETF, a series of the ETF Series Solutions Trust (the “Predecessor ETF") at the close of business on March 18, 2022. As a result of the reorganization, the ETF is the accounting successor of the Predecessor ETF. Performance results shown in the graph and the performance table above for the periods prior to March 19, 2022, reflect the performance of the Predecessor ETF.

The ETF's shares are listed on an exchange. The price of the ETF's shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

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AXS Change Finance ESG ETF

ETF PERFORMANCE at March 31, 2023 (Unaudited) - Continued

The expense ratio was 0.49% which was stated in the current prospectus dated December 1, 2022. For the ETF's current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

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AXS First Priority CLO Bond ETF

ETF PERFORMANCE at March 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the Bloomberg Floating Rate Note <5 Years Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Floating Rate Note <5 Years Index is a subset of the US Floating-Rate Note (FRN) Index, which measures the performance of USD denominated, investment-grade, floating-rate notes across corporate and government-related sectors. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of March 31, 2023	8 Months*	1 Year	Since Inception	Inception Date
AXS First Priority CLO Bond ETF (Net Asset Value)	4.02%	2.78%	1.39%	9/8/20
AXS First Priority CLO Bond ETF (Market Price)	4.28%	2.63%	1.35%	9/8/20
Bloomberg Floating Rate Note <5 Years Index	3.27%	3.13%	1.44%	9/8/20

*For the period August 1, 2022 through March 31, 2023. Not annualized.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 984-2510.

The ETF acquired the assets and liabilities of the AAF First Priority CLO Bond ETF, a series of the Listed Funds Trust (the “Predecessor ETF") at the close of business on October 14, 2022. As a result of the reorganization, the ETF is the accounting successor of the Predecessor ETF. Performance results shown in the graph and the performance table above for the periods prior to October 15, 2022, reflect the performance of the Predecessor ETF.

The ETF's shares are listed on an exchange. The price of the ETF's shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 0.25% which was stated in the current prospectus dated December 1, 2022. For the ETF's current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

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AXS Green Alpha ETF

ETF PERFORMANCE at March 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the MSCI ACWI IMI Index. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI IMI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Total Returns as of March 31, 2023	3 Months (Actual)	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
AXS Green Alpha ETF (Net Asset Value)	9.16%	7.57%	6.57%	9/27/22
AXS Green Alpha ETF (Market Price)	9.25%	7.70%	6.80%	9/27/22
MSCI ACWI IMI Index	6.95%	17.48%	16.40%	9/27/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 984-2510.

The ETF's shares are listed on an exchange. The price of the ETF's shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 1.00% which was stated in the current prospectus dated January 3, 2023. For the ETF's current period ended March 31, 2023 expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

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AXS Brendan Wood TopGun Index ETF

ETF PERFORMANCE at March 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the Brendan Wood TopGun Index. Results include the reinvestment of all dividends and capital gains.

The Brendan Wood TopGun Index is a group of companies consisting of the highest rated investment targets selected through +/- 2000 personal consultations with institutional investment professionals (“The BW Panel”), conducted daily throughout each year. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Total Returns as of March 31, 2023	3 Months (Actual)	Since Inception (Cumulative)	Inception Date
AXS Brendan Wood TopGun Index ETF (Net Asset Value)	0.27%	-0.86%	11/8/22
AXS Brendan Wood TopGun Index ETF (Market Price)	0.20%	-0.69%	11/8/22
Brendan Wood TopGun Index	0.72%	-0.95%	11/8/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 984-2510.

The ETF's shares are listed on an exchange. The price of the ETF's shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 0.98% which was stated in the current prospectus dated October 10, 2022, as amended October 27, 2022. For the ETF's current period ended March 31, 2023 expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

25

AXS Esoterica NextG Economy ETF

ETF PERFORMANCE at March 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the MSCI All Country World Index and S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The MSCI All Country World Index is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors nearly 3,000 large-and mid-cap stocks in 49 countries. The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The indexes do not reflect expenses, fees, or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2023	5 Months*	1 Year	Since Inception	Inception Date
AXS Esoterica NextG Economy ETF (Net Asset Value)	20.41%	-23.53%	15.63%	3/30/20
AXS Esoterica NextG Economy ETF (Market Price)	20.26%	-23.61%	15.49%	3/30/20
MSCI All Country World Index	11.08%	-7.44%	15.11%	3/30/20
S&P 500 Index	6.96%	-7.73%	17.95%	3/30/20

*For the period November 1, 2022 through March 31. 2023.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 984-2510.

The ETF acquired the assets and liabilities of the Esoterica NextG Economy ETF, a series of the Listed Funds Trust (the “Predecessor ETF”) at the close of business on December 16, 2022. As a result of the reorganization, the ETF is the accounting successor of the Predecessor ETF. Performance results shown in the graph and the performance table above for the periods prior to December 17, 2022, reflect the performance of the Predecessor ETF.

The ETF's shares are listed on an exchange. The price of the ETF's shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

26

AXS Esoterica NextG Economy ETF

ETF PERFORMANCE at March 31, 2023 (Unaudited) - Continued

Gross and net expense ratios were 1.23% and 0.75%, respectively, which were stated in the current prospectus dated December 13, 2022. For the ETF's current period ended March 31, 2023 expense ratios, please refer to the Financial Highlights section of this report. The ETF's Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired ETF fees and expenses (as determined in accordance with SEC Form N-1A), other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) does not exceed 0.75% of the ETF's average daily net assets. This agreement is in effect until December 16, 2024, and it may be terminated before that date only by the Trust's Board of Trustees. In the absence of such waivers, the ETF's returns would be lower.

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

27

AXS Astoria Inflation Sensitive ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS — 70.7%
	AEROSPACE/DEFENSE — 1.8%
9,450	Airbus S.E.	$1,265,710
	BANKS — 8.3%
13,076	Bank of Montreal	1,163,105
174,000	Mitsubishi UFJ Financial Group, Inc.	1,108,533
340,468	NatWest Group PLC	1,109,681
131,082	Standard Chartered PLC	995,473
3,590	State Street Corp.	271,727
18,451	Toronto-Dominion Bank	1,103,638
		5,752,157
	BUILDING MATERIALS — 4.3%
19,261	Builders FirstSource, Inc.*	1,709,992
19,867	Holcim Ltd. *	1,280,900
		2,990,892
	CHEMICALS — 4.3%
15,948	Nutrien Ltd.	1,176,170
32,801	Olin Corp.	1,820,456
		2,996,626
	COAL — 1.7%
252,755	Whitehaven Coal Ltd.	1,139,272
	COMMERCIAL SERVICES — 4.1%
7,499	Avis Budget Group, Inc.*	1,460,805
3,522	United Rentals, Inc.	1,393,867
		2,854,672
	DISTRIBUTION/WHOLESALE — 1.9%
96,612	Marubeni Corp.	1,303,380
	DIVERSIFIED FINANCIAL SERVICES — 1.6%
935	Ameriprise Financial, Inc.	286,577
3,437	Interactive Brokers Group, Inc. - Class A	283,759
1,299	LPL Financial Holdings, Inc.	262,918
2,983	Raymond James Financial, Inc.	278,224
		1,111,478
	ELECTRONICS — 1.9%
37,289	ABB Ltd.	1,280,451
	IRON/STEEL — 10.8%
69,569	Cleveland-Cliffs, Inc.*	1,275,200
85,981	Fortescue Metals Group Ltd.	1,295,104

28

AXS Astoria Inflation Sensitive ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	IRON/STEEL (Continued)
11,328	Nucor Corp.	$1,749,836
15,108	Steel Dynamics, Inc.	1,708,110
53,265	United States Steel Corp.	1,390,217
		7,418,467
	MACHINERY-CONSTRUCTION & MINING — 1.8%
33,500	Mitsubishi Heavy Industries Ltd.	1,227,335

	MACHINERY-DIVERSIFIED — 4.5%
11,621	AGCO Corp.	1,571,159
99,829	CNH Industrial N.V.	1,524,389
		3,095,548
	MINING — 5.3%
40,431	BHP Group Ltd.	1,278,925
200,889	Glencore PLC*	1,154,016
17,925	Rio Tinto PLC	1,214,109
		3,647,050
	OIL & GAS — 18.4%
42,862	APA Corp.	1,545,604
21,913	Canadian Natural Resources Ltd.	1,210,975
59,132	Coterra Energy, Inc.	1,451,099
65,179	Marathon Oil Corp.	1,561,689
45,185	Ovintiv, Inc.	1,630,275
28,158	PDC Energy, Inc.	1,807,181
40,668	Shell PLC	1,160,805
36,800	Suncor Energy, Inc.	1,140,967
28,257	Tourmaline Oil Corp.	1,175,922
		12,684,517
	TOTAL COMMON STOCKS
	(Cost $48,571,181)	48,767,555
	EXCHANGE-TRADED FUNDS — 28.5%
46,162	Aberdeen Bloomberg All Commodity Strategy K-1 Free ETF	958,785
24,813	Aberdeen Standard Physical Precious Metals Basket Shares ETF*	2,263,194
41,309	GraniteShares Bloomberg Commodity Broad Strategy No. K-1 ETF	877,816
82,863	Invesco PureBeta 0-5 Year U.S. TIPS ETF	2,067,755
22,961	iShares 0-5 Year TIPS Bond ETF	2,278,420
41,941	iShares Floating Rate Bond ETF	2,113,407
77,144	SPDR Bloomberg 1-10 Year TIPS ETF	1,468,050
60,603	SPDR Gold MiniShares Trust*	2,370,183
45,871	Vanguard Short-Term Inflation-Protected Securities ETF	2,193,551
53,458	WisdomTree Enhanced Commodity Strategy Fund	955,295

29

AXS Astoria Inflation Sensitive ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Number of Shares		Value
	EXCHANGE-TRADED FUNDS (Continued)
42,320	WisdomTree Floating Rate Treasury Fund	$2,127,426
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $20,139,496)	19,673,882
	TOTAL INVESTMENTS — 99.2%
	(Cost $68,710,677)	68,441,437
	Other Assets in Excess of Liabilities — 0.8%	546,638
	TOTAL NET ASSETS — 100.0%	$68,988,075

PLC - Public Limited Company

ETF - Exchange-Traded Fund

*Non-income producing security.

See accompanying Notes to Financial Statements.

30

AXS Astoria Inflation Sensitive ETF

SUMMARY OF INVESTMENTS

As of March 31, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Oil & Gas	18.4%
Iron/Steel	10.8%
Banks	8.3%
Mining	5.3%
Machinery-Diversified	4.5%
Building Materials	4.3%
Chemicals	4.3%
Commercial Services	4.1%
Distribution/Wholesale	1.9%
Electronics	1.9%
Aerospace/Defense	1.8%
Machinery-Construction & Mining	1.8%
Coal	1.7%
Diversified Financial Services	1.6%
Total Common Stocks	70.7%
Exchange-Traded Funds	28.5%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

31

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS — 99.6%
	APPAREL — 2.0%
2,719	Deckers Outdoor Corp.*	$1,222,326
9,531	NIKE, Inc. - Class B	1,168,882
		2,391,208
	BANKS — 1.7%
22,253	Bank of New York Mellon Corp.	1,011,176
12,768	State Street Corp.	966,410
		1,977,586
	BUILDING MATERIALS — 1.9%
25,142	Carrier Global Corp.	1,150,247
6,259	Vulcan Materials Co.	1,073,794
		2,224,041
	CHEMICALS — 2.0%
7,104	Ecolab, Inc.	1,175,925
8,574	PPG Industries, Inc.	1,145,315
		2,321,240
	COMMERCIAL SERVICES — 5.8%
5,151	Automatic Data Processing, Inc.	1,146,767
14,756	Block, Inc.*	1,012,999
5,590	Equifax, Inc.	1,133,876
3,902	Moody's Corp.	1,194,090
15,382	PayPal Holdings, Inc.*	1,168,109
3,318	S&P Global, Inc.	1,143,947
		6,799,788
	COMPUTERS — 4.2%
4,264	Accenture PLC - Class A1	1,218,694
7,680	Apple, Inc.	1,266,432
19,048	Fortinet, Inc.*	1,265,930
8,757	International Business Machines Corp.	1,147,955
		4,899,011
	COSMETICS/PERSONAL CARE — 1.0%
4,658	Estee Lauder Cos., Inc. - Class A	1,148,011
	DISTRIBUTION/WHOLESALE — 2.0%
21,959	Fastenal Co.	1,184,469
1,693	W.W. Grainger, Inc.	1,166,155
		2,350,624
	DIVERSIFIED FINANCIAL SERVICES — 7.4%
6,507	American Express Co.	1,073,330

32

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	DIVERSIFIED FINANCIAL SERVICES (Continued)
3,302	Ameriprise Financial, Inc.	$1,012,063
1,643	BlackRock, Inc.	1,099,364
14,531	Charles Schwab Corp.	761,134
6,108	CME Group, Inc.	1,169,804
11,122	Intercontinental Exchange, Inc.	1,159,913
3,186	Mastercard, Inc. - Class A	1,157,824
5,148	Visa, Inc. - Class A	1,160,668
		8,594,100
	ENERGY-ALTERNATE SOURCES — 0.8%
47,097	Sunrun, Inc.*	949,005
	FOOD — 2.0%
21,557	Campbell Soup Co.	1,185,204
15,183	Sysco Corp.	1,172,583
		2,357,787
	HAND/MACHINE TOOLS — 0.9%
13,226	Stanley Black & Decker, Inc.	1,065,751
	HEALTHCARE-PRODUCTS — 5.1%
11,131	Abbott Laboratories	1,127,125
4,935	Intuitive Surgical, Inc.*	1,260,745
13,674	Medtronic PLC[1]	1,102,398
4,307	Stryker Corp.	1,229,519
2,089	Thermo Fisher Scientific, Inc.	1,204,037
		5,923,824
	HEALTHCARE-SERVICES — 1.9%
16,553	Centene Corp.*	1,046,315
4,650	HCA Healthcare, Inc.	1,226,112
		2,272,427
	HOME BUILDERS — 1.0%
20,709	PulteGroup, Inc.	1,206,920
	HOUSEHOLD PRODUCTS/WARES — 2.1%
13,513	Church & Dwight Co., Inc.	1,194,684
9,053	Kimberly-Clark Corp.	1,215,094
		2,409,778
	INSURANCE — 3.7%
18,527	American International Group, Inc.	933,020
3,724	Aon PLC - Class A1	1,174,140
6,983	Marsh & McLennan Cos., Inc.	1,163,018

33

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	INSURANCE (Continued)
6,117	Travelers Cos., Inc.	$1,048,515
		4,318,693
	INTERNET — 4.3%
12,571	Alphabet, Inc. - Class A*	1,303,990
12,537	Alphabet, Inc. - Class C*	1,303,848
3,516	Netflix, Inc.*	1,214,708
6,011	Palo Alto Networks, Inc.*	1,200,637
		5,023,183
	MACHINERY-DIVERSIFIED — 1.0%
2,702	Deere & Co.	1,115,602
	MEDIA — 2.0%
30,461	Comcast Corp. - Class A	1,154,776
11,367	Walt Disney Co.*	1,138,178
		2,292,954
	PHARMACEUTICALS — 8.8%
7,279	AmerisourceBergen Corp.	1,165,441
4,827	Becton Dickinson & Co.	1,194,876
16,418	Bristol-Myers Squibb Co.	1,137,932
3,876	Cigna Group	990,434
3,637	Eli Lilly & Co.	1,249,018
7,387	Johnson & Johnson	1,144,985
3,237	McKesson Corp.	1,152,534
10,657	Merck & Co., Inc.	1,133,798
27,906	Pfizer, Inc.	1,138,565
		10,307,583
	REITS — 3.9%
1,644	Equinix, Inc.	1,185,390
9,176	Prologis, Inc.	1,144,889
3,787	Public Storage Real Estate Investment Trust	1,144,204
9,274	Simon Property Group, Inc.	1,038,410
		4,512,893
	RETAIL — 5.8%
456	AutoZone, Inc.*	1,120,916
1,363	O'Reilly Automotive, Inc.*	1,157,160
10,243	Ross Stores, Inc.	1,087,090
14,781	TJX Cos., Inc.	1,158,239
2,181	Ulta Beauty, Inc.*	1,190,106
31,867	Walgreens Boots Alliance, Inc.	1,101,961
		6,815,472

34

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	SEMICONDUCTORS — 11.7%
14,408	Advanced Micro Devices, Inc.*	$1,412,128
6,170	Analog Devices, Inc.	1,216,848
1,905	Broadcom, Inc.	1,222,134
45,414	Intel Corp.	1,483,675
2,984	KLA Corp.	1,191,123
25,077	Marvell Technology, Inc.	1,085,834
13,972	Microchip Technology, Inc.	1,170,574
19,582	Micron Technology, Inc.	1,181,578
4,876	NVIDIA Corp.	1,354,407
9,166	QUALCOMM, Inc.	1,169,398
6,603	Texas Instruments, Inc.	1,228,224
		13,715,923
	SOFTWARE — 12.5%
3,495	Adobe, Inc.*	1,346,868
5,698	Autodesk, Inc.*	1,186,096
5,867	Cadence Design Systems, Inc.*	1,232,598
17,867	Fidelity National Information Services, Inc.	970,714
2,780	Intuit, Inc.	1,239,407
4,539	Microsoft Corp.	1,308,594
2,167	MSCI, Inc.	1,212,848
12,955	Oracle Corp.	1,203,779
2,631	Roper Technologies, Inc.	1,159,455
6,920	Salesforce, Inc.*	1,382,478
2,620	ServiceNow, Inc.*	1,217,566
3,112	Synopsys, Inc.*	1,202,010
		14,662,413
	TELECOMMUNICATIONS — 3.1%
59,874	AT&T, Inc.	1,152,575
23,382	Cisco Systems, Inc.	1,222,294
4,308	Motorola Solutions, Inc.	1,232,648
		3,607,517

35

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	WATER — 1.0%
8,066	American Water Works Co., Inc.	$1,181,588
	TOTAL COMMON STOCKS
	(Cost $115,894,229)	116,444,922
	TOTAL INVESTMENTS — 99.6%
	(Cost $115,894,229)	116,444,922
	Other Assets in Excess of Liabilities — 0.4%	512,092
	TOTAL NET ASSETS — 100.0%	$116,957,014

PLC - Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

36

AXS Change Finance ESG ETF

SUMMARY OF INVESTMENTS

As of March 31, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Software	12.5%
Semiconductors	11.7%
Pharmaceuticals	8.8%
Diversified Financial Services	7.4%
Commercial Services	5.8%
Retail	5.8%
Healthcare-Products	5.1%
Internet	4.3%
Computers	4.2%
REITS	3.9%
Insurance	3.7%
Telecommunications	3.1%
Household Products/Wares	2.1%
Media	2.0%
Distribution/Wholesale	2.0%
Apparel	2.0%
Food	2.0%
Chemicals	2.0%
Healthcare-Services	1.9%
Building Materials	1.9%
Banks	1.7%
Cosmetics/Personal Care	1.0%
Home Builders	1.0%
Machinery-Diversified	1.0%
Water	1.0%
Hand/Machine Tools	0.9%
Energy-Alternate Sources	0.8%
Total Common Stocks	99.6%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

37

AXS First Priority CLO Bond ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 97.8%
	AIMCO CLO Series
$350,000	Series 2017-AA, 5.858%, (3-Month USD Libor+105 basis points), 4/20/2034[1,2]'[3]	$342,937
	AMMC CLO XI Ltd.
350,000	Series 2012-11A, 5.812%, (3-Month USD Libor+101 basis points), 4/30/2031[1,2,3]	346,309
	AMMC CLO XVIII Ltd.
248,783	Series 2016-18A, 6.058%, (3-Month USD Libor+110 basis points), 5/26/2031[1,2,3]	246,175
	Bain Capital Credit CLO
250,000	Series 2018-1A, 5.775%, (3-Month USD Libor+96 basis points), 4/23/2031[1,2,3]	246,951
	Barings CLO Ltd.
291,452	Series 2015-2A, 5.998%, (3-Month USD Libor+119 basis points), 10/20/2030[1,2,3]	288,771
	Battalion CLO XX Ltd.
250,000	Series 2021-20A, 5.972%, (3-Month USD Libor+118 basis points), 7/15/2034[1,2,3]	243,817
	Burnham Park CLO Ltd.
295,235	Series 2016-1A, 5.958%, (3-Month USD Libor+115 basis points), 10/20/2029[1,2,3]	293,501
	Cedar Funding VII CLO Ltd.
375,000	Series 2018-7A, 5.808%, (3-Month USD Libor+100 basis points), 1/20/2031[1,2,3]	371,431
	CIFC Funding Ltd.
290,000	Series 2021-4A, 5.842%, (3-Month USD Libor+105 basis points), 7/15/2033[1,2,3]	286,104
250,000	Series 2014-4RA, 5.962%, (3-Month USD Libor+117 basis points), 1/17/2035[1,2,3]	244,040
	Elmwood CLO IV Ltd.
250,000	Series 2020-1A, 6.032%, (3-Month USD Libor+124 basis points), 4/15/2033[1,2,3]	246,571
	Generate CLO IV Ltd.
375,000	Series 4A, 5.898%, (3-Month USD Libor+109 basis points), 4/20/2032[1,2,3]	370,619
	LCM XIX LP
34,476	Series 19A, 6.032%, (3-Month USD Libor+124 basis points), 7/15/2027[1,2,3]	34,480
	LCM XVIII LP
375,000	Series 18A, 5.828%, (3-Month USD Libor+102 basis points), 4/20/2031[1,2,3]	370,049
	LCM XX LP
86,695	Series 20A, 5.848%, (3-Month USD Libor+104 basis points), 10/20/2027[1,2,3]	86,448
	Madison Park Funding XLI Ltd.
147,332	Series 12A, 5.645%, (3-Month USD Libor+83 basis points), 4/22/2027[1,2,3]	146,373
	Magnetite XII Ltd.
375,000	Series 2015-12A, 5.892%, (3-Month USD Libor+110 basis points), 10/15/2031[1,2,3]	369,772

38

AXS First Priority CLO Bond ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Palmer Square CLO Ltd.
$250,000	Series 2014-1A, 5.922%, (3-Month USD Libor+113 basis points), 1/17/2031[1,2,3]	$248,276
	Recette CLO Ltd.
250,000	Series 2015-1A, 5.888%, (3-Month USD Libor+108 basis points), 4/20/2034[1,2,3]	243,903
	Rockford Tower CLO Ltd.
300,000	Series 2021-1A, 5.978%, (3-Month USD Libor+117 basis points), 7/20/2034[1,2,3]	292,802
	Shackleton CLO IV Ltd.
350,000	Series 2013-4RA, 5.815%, (3-Month USD Libor+100 basis points), 4/13/2031[1,2,3]	345,998
	Symphony CLO XXII Ltd.
375,000	Series 2020-22A, 6.085%, (3-Month USD Libor+129 basis points), 4/18/2033[1,2,3]	369,128
	Thompson Park CLO Ltd.
250,000	Series 2021-1A, 5.792%, (3-Month USD Libor+100 basis points), 4/15/2034[1,2,3]	243,544
	TICP CLO IX Ltd.
250,000	Series 2017-9A, 5.948%, (3-Month USD Libor+114 basis points), 1/20/2031[1,2,3]	247,804
	Vibrant CLO XI Ltd.
300,000	Series 2019-11A, 5.928%, (3-Month USD Libor+112 basis points), 7/20/2032[1,2,3]	293,894
	Voya CLO Ltd.
375,000	Series 2018-3A, 5.942%, (3-Month USD Libor+115 basis points), 10/15/2031[1,2,3]	371,119
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $7,252,798)	7,190,816

	TOTAL INVESTMENTS — 97.8%
	(Cost $7,252,798)	7,190,816

	Other Assets in Excess of Liabilities — 2.2%	160,491
	TOTAL NET ASSETS — 100.0%	$7,351,307

LP - Limited Partnership

[1]	Callable.
[2]	Floating rate security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $7,190,816, which represents 97.8% of total net assets of the Fund.

See accompanying Notes to Financial Statements.

39

AXS First Priority CLO Bond ETF

SUMMARY OF INVESTMENTS

As of March 31, 2023

Security Type	Percent of Total Net Assets
Collateralized Mortgage Obligations	97.8%
Total Investments	97.8%
Other Assets in Excess of Liabilities	2.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

40

AXS Green Alpha ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS — 98.2%
	AUTO MANUFACTURERS — 3.6%
105,840	Proterra, Inc.*	$160,877
15,560	Rivian Automotive, Inc. - Class A*	240,869
6,907	Tesla, Inc.*	1,432,926
58,816	XPeng, Inc. - ADR*,1	653,446
		2,488,118
	AUTO PARTS & EQUIPMENT — 1.1%
93,861	QuantumScape Corp.*	767,783
	BIOTECHNOLOGY — 12.4%
27,179	Arcturus Therapeutics Holdings, Inc.*	651,481
77,805	Caribou Biosciences, Inc.*	413,144
48,625	CRISPR Therapeutics A.G.*'[1]	2,199,309
109,035	Editas Medicine, Inc.*	790,504
3,533	Illumina, Inc.*	821,599
18,454	Intellia Therapeutics, Inc.*	687,781
16,140	Moderna, Inc.*	2,478,781
34,900	Prime Medicine, Inc.*	429,270
13,279	Verve Therapeutics, Inc.*	191,483
		8,663,352
	BUILDING MATERIALS — 0.8%
11,622	Trex Co., Inc.*	565,643
	CHEMICALS — 1.2%
18,117	Daqo New Energy Corp. - ADR*'[1]	848,600
	COMPUTERS — 7.0%
4,519	Apple, Inc.	745,183
13,760	Fortinet, Inc.*	914,490
17,472	International Business Machines Corp.	2,290,404
21,378	Rapid7, Inc.*	981,464
		4,931,541
	DIVERSIFIED FINANCIAL SERVICES — 2.5%
60,705	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,736,163
	ELECTRIC — 3.9%
78,943	Brookfield Renewable Corp. - Class A1	2,759,058
	ELECTRONICS — 1.8%
25,564	ABB Ltd. - ADR[1]	876,845
4,169	Advanced Energy Industries, Inc.	408,562
		1,285,407

41

AXS Green Alpha ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	ENERGY-ALTERNATE SOURCES — 19.6%
37,529	Canadian Solar, Inc.*'[1]	$1,494,030
3,645	Enphase Energy, Inc.*	766,471
9,106	First Solar, Inc.*	1,980,555
37,965	JinkoSolar Holding Co., Ltd. - ADR*,1	1,936,974
31,697	Maxeon Solar Technologies Ltd.*,1	841,238
1,972	SolarEdge Technologies, Inc.*	599,389
66,085	SunPower Corp.*	914,616
23,173	Sunrun, Inc.*	466,936
96,064	TPI Composites, Inc.	1,253,635
118,219	Vestas Wind Systems	3,431,111
		13,684,955
	ENVIRONMENTAL CONTROL — 0.9%
118,657	Li-Cycle Holdings Corp.*,1	668,039
	FOOD — 2.9%
7,171	Danone SA	446,498
62,398	Natural Grocers by Vitamin Cottage, Inc.	733,177
24,124	Sprouts Farmers Market, Inc.*	845,064
		2,024,739
	HEALTHCARE-PRODUCTS — 2.4%
144,404	Pacific Biosciences of California, Inc.*	1,672,198
	HEALTHCARE-SERVICES — 1.0%
275,237	Invitae Corp.*	371,570
112,630	Personalis, Inc.*	310,859
		682,429
	INVESTMENT COMPANIES — 1.9%
116,021	Horizon Technology Finance Corp.	1,308,717
	OFFICE FURNISHINGS — 1.0%
35,942	Interface, Inc.	291,849
45,591	Steelcase, Inc. - Class A	383,876
		675,725
	REITS — 10.1%
9,567	Alexandria Real Estate Equities, Inc.	1,201,519
11,259	Boston Properties, Inc.	609,337
11,596	Digital Realty Trust, Inc.	1,140,003
1,773	Equinix, Inc.	1,278,404
127,556	Hudson Pacific Properties, Inc.	848,247
20,649	Kilroy Realty Corp.	669,028
29,923	SL Green Realty Corp.	703,789

42

AXS Green Alpha ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS (Continued)
37,907	Vornado Realty Trust	$582,631
		7,032,958
	SEMICONDUCTORS — 22.7%
3,500	Analog Devices, Inc.	690,270
23,329	Applied Materials, Inc.	2,865,501
3,465	ASML Holding N.V.[1]	2,358,660
50,826	Infineon Technologies A.G.	2,080,686
3,889	Lam Research Corp.	2,061,636
14,198	QUALCOMM, Inc.	1,811,381
38,439	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR[1]	3,575,596
7,124	Wolfspeed, Inc.*	462,704
		15,906,434
	TELECOMMUNICATIONS — 1.4%
48,379	SK Telecom Co., Ltd. - ADR[1]	992,253
	TOTAL COMMON STOCKS
	(Cost $64,919,808)	68,694,112

	TOTAL INVESTMENTS — 98.2%
	(Cost $64,919,808)	68,694,112

	Other Assets in Excess of Liabilities — 1.8%	1,240,854
	TOTAL NET ASSETS — 100.0%	$69,934,966

ADR - American Depository Receipt

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

43

AXS Green Alpha ETF

SUMMARY OF INVESTMENTS

As of March 31, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Semiconductors	22.7%
Energy-Alternate Sources	19.6%
Biotechnology	12.4%
REITS	10.1%
Computers	7.0%
Electric	3.9%
Auto Manufacturers	3.6%
Food	2.9%
Diversified Financial Services	2.5%
Healthcare-Products	2.4%
Investment Companies	1.9%
Electronics	1.8%
Telecommunications	1.4%
Chemicals	1.2%
Auto Parts & Equipment	1.1%
Office Furnishings	1.0%
Healthcare-Services	1.0%
Environmental Control	0.9%
Building Materials	0.8%
Total Common Stocks	98.2%
Total Investments	98.2%
Other Assets in Excess of Liabilities	1.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

44

AXS Brendan Wood TopGun Index ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS — 99.6%
	BANKS — 8.0%
534	JPMorgan Chase & Co.	$69,586
764	Royal Bank of Canada[1]	73,023
		142,609
	COMPUTERS — 4.6%
598	Crowdstrike Holdings, Inc. - Class A*	82,081
	DIVERSIFIED FINANCIAL SERVICES — 8.5%
205	Mastercard, Inc. - Class A	74,499
342	Visa, Inc. - Class A	77,107
		151,606
	ELECTRIC — 3.7%
851	NextEra Energy, Inc.	65,595
	ENVIRONMENTAL CONTROL — 4.2%
536	Waste Connections, Inc.[1]	74,541
	HEALTHCARE-PRODUCTS — 3.8%
268	Danaher Corp.	67,547
	HEALTHCARE-SERVICES — 3.6%
134	UnitedHealth Group, Inc.	63,327
	INSURANCE — 4.0%
494	Intact Financial Corp.	70,699
	INTERNET — 3.8%
643	Alphabet, Inc. - Class A*	66,698
	MINING — 8.2%
1,368	Agnico Eagle Mines Ltd.[1]	69,727
521	Franco-Nevada Corp.[1]	75,962
		145,689
	OIL & GAS — 11.3%
1,281	Canadian Natural Resources Ltd.[1]	70,903
520	Diamondback Energy, Inc.	70,288
1,453	Tourmaline Oil Corp.	60,550
		201,741
	PIPELINES — 4.2%
474	Cheniere Energy, Inc.	74,702

45

AXS Brendan Wood TopGun Index ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS — 3.6%
515	Prologis, Inc.	$64,257
	RETAIL — 3.7%
132	Costco Wholesale Corp.	65,587
	SEMICONDUCTORS — 8.1%
785	Advanced Micro Devices, Inc.*	76,938
99	ASML Holding N.V.[1]	67,390
		144,328
	SOFTWARE — 4.3%
262	Microsoft Corp.	75,535

	TELECOMMUNICATIONS — 3.8%
471	T-Mobile US, Inc.*	68,220

	TRANSPORTATION — 4.1%
954	Canadian Pacific Railway Ltd.[1]	73,401

	VENTURE CAPITAL — 4.1%
2,263	Brookfield Corp.[1]	73,751
	TOTAL COMMON STOCKS
	(Cost $1,788,068)	1,771,914

	TOTAL INVESTMENTS — 99.6%
	(Cost $1,788,068)	1,771,914
	Other Assets in Excess of Liabilities — 0.4%	7,866
	TOTAL NET ASSETS — 100.0%	$1,779,780
*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars

See accompanying Notes to Financial Statements.

46

AXS Brendan Wood TopGun Index ETF

SUMMARY OF INVESTMENTS

As of March 31, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Oil & Gas	11.3%
Diversified Financial Services	8.5%
Mining	8.2%
Semiconductors	8.1%
Banks	8.0%
Computers	4.6%
Software	4.3%
Pipelines	4.2%
Environmental Control	4.2%
Venture Capital	4.1%
Transportation	4.1%
Insurance	4.0%
Internet	3.8%
Healthcare-Products	3.8%
Telecommunications	3.8%
Retail	3.7%
Electric	3.7%
Healthcare-Services	3.6%
REITS	3.6%
Total Common Stocks	99.6%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

47

AXS Esoterica NextG Economy ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS — 94.6%
	AUTO MANUFACTURERS — 3.9%
3,759	Tesla, Inc.*	$779,842

	COMMERCIAL SERVICES — 1.4%
113	Adyen N.V.*,1	179,144
1,337	Block, Inc.*	91,785

		270,929
	COMPUTERS — 1.4%
2,438	Zscaler, Inc.*	284,832

	INTERNET — 18.2%
3,553	Airbnb, Inc. - Class A*	441,993
3,189	Alphabet, Inc. - Class C*	331,656
9,010	Amazon.com, Inc.*	930,643
3,996	JD.com, Inc. – ADR	175,384
409	JD.com, Inc. - Class A	8,961
41,597	Meituan - Class B*,1	760,409
1,091	Netflix, Inc.*	376,919
3,352	Sea Ltd. - ADR*	290,116
5,892	Tencent Holdings Ltd.	289,573

		3,605,654
	SEMICONDUCTORS — 41.7%
20,626	Advanced Micro Devices, Inc.*	2,021,554
3,000	Applied Materials, Inc.	368,490
32,492	Marvell Technology, Inc.	1,406,904
9,496	NVIDIA Corp.	2,637,704
5,873	QUALCOMM, Inc.	749,277
782	Synaptics, Inc.*	86,919
9,400	Taiwan Semiconductor Manufacturing Co., Ltd. – ADR	874,388
1,753	Wolfspeed, Inc.*	113,858

		8,259,094
	SOFTWARE — 28.0%
1,374	Atlassian Corp. - Class A*	235,188
4,428	Cloudflare, Inc. - Class A*	273,030
11,474	Datadog, Inc. - Class A*	833,701
5,503	Gitlab, Inc. - Class A*	188,698
5,290	Microsoft Corp.	1,525,107
1,834	MongoDB, Inc.*	427,542
1,151	ServiceNow, Inc.*	534,893
6,729	Snowflake, Inc. - Class A*	1,038,217

48

AXS Esoterica NextG Economy ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	SOFTWARE (Continued)
2,411	Workday, Inc. - Class A*	$497,968
		5,554,344
	TOTAL COMMON STOCKS
	(Cost $22,157,140)	18,754,695

	TOTAL INVESTMENTS — 94.6%
	(Cost $22,157,140)	18,754,695
	Other Assets in Excess of Liabilities — 5.4%	1,072,471
	TOTAL NET ASSETS — 100.0%	$19,827,166

ADR - American Depository Receipt

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $939,553, which represents 4.74% of Net Assets.

See accompanying Notes to Financial Statements.

49

AXS Esoterica NextG Economy ETF

SUMMARY OF INVESTMENTS

As of March 31, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Semiconductors	41.7%
Software	28.0%
Internet	18.2%
Auto Manufacturers	3.9%
Commercial Services	1.4%
Computers	1.4%
Total Common Stocks	94.6%
Total Investments	94.6%
Other Assets in Excess of Liabilities	5.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

50

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of March 31, 2023

	AXS Astoria Inflation Sensitive ETF	AXS Change Finance ESG ETF*	AXS First Priority CLO Bond ETF*
Assets:
Investments, at value (cost $68,710,677, $115,894,229 and $7,252,798, respectively)	$68,441,437	$116,444,922	$7,190,816
Foreign currency, at value (cost $4,175, $0 and $0, respectively)	4,175	-	-
Cash	243,296	439,015	111,583
Receivables:
Investment securities sold	-	-	-
Dividends and interest	253,513	63,609	84,488
Reclaims receivable	72,922	2,840	-
Due from Advisor	-	-	936
Prepaid expenses	-	-	-
Other receivable (Note 3)	-	22,000	-
Total assets	69,015,343	116,972,386	7,387,823

Liabilities:
Foreign currency due to custodian, at value (proceeds $0, $0 and $0, respectively)	-	-	-
Payables:
Advisory fees	27,268	15,372	-
Fund administration fees	-	-	-
Transfer agent fees and expenses	-	-	-
Custody fees	-	-	-
Due to custodian	-	-	-
Fund accounting fees	-	-	-
Auditing fees	-	-	-
Chief Compliance Officer fees	-	-	-
Legal fees	-	-	-
Trustees' fees and expenses	-	-	-
Trustees' deferred compensation (Note 3)	-	-	-
Shareholder reporting fees	-	-	-
Distribution payable	-	-	36,516
Accrued other expenses	-	-	-
Total liabilities	27,268	15,372	36,516

Net Assets	$68,988,075	$116,957,014	$7,351,307

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$79,881,211	$135,331,105	$7,564,824

Total distributable earnings (accumulated deficit)	(10,893,136)	(18,374,091)	(213,517)
Net Assets	68,988,075	116,957,014	7,351,307

Shares of beneficial interest issued and outstanding	2,750,000	4,050,000	300,000
Net asset value per share	$25.09	$28.88	$24.50

*	Fiscal year end changed to March 31, effective February 1, 2023.

See accompanying Notes to Financial Statements.

51

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of March 31, 2023

	AXS Green Alpha ETF	AXS Brendan Wood TopGun Index ETF	AXS Esoterica NextG Economy ETF*
Assets:
Investments, at value (cost $64,919,808, $1,788,068 and $22,157,140, respectively)	$68,694,112	$1,771,914	$18,754,695
Foreign currency, at value (cost $0, $163,773 and $731,185, respectively)	-	164,606	748,896
Cash	1,156,648	-	363,498
Receivables:
Investment securities sold	-	10,522	-
Dividends and interest	115,969	1,245	6,909
Reclaims receivable	9,280	605	-
Due from Advisor	-	4,014	3,608
Prepaid expenses	-	-	48
Other receivable (Note 3)	-	-	-
Total assets	69,976,009	1,952,906	19,877,654

Liabilities:
Foreign currency due to custodian, at value (proceeds $139, $0 and $0, respectively)	139	-	-
Payables:
Advisory fees	40,904	-	-
Fund administration fees	-	-	5,089
Transfer agent fees and expenses	-	-	1,933
Custody fees	-	-	3,876
Due to custodian	-	173,126	-
Fund accounting fees	-	-	11,097
Auditing fees	-	-	15,500
Chief Compliance Officer fees	-	-	2,248
Legal fees	-	-	3,399
Trustees' fees and expenses	-	-	3,062
Trustees' deferred compensation (Note 3)	-	-	271
Shareholder reporting fees	-	-	1,172
Distribution payable	-	-	-
Accrued other expenses	-	-	2,841
Total liabilities	41,043	173,126	50,488

Net Assets	$69,934,966	$1,779,780	$19,827,166

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$66,010,524	$1,818,436	$27,654,803
Total distributable earnings (accumulated deficit)	3,924,442	(38,656)	(7,827,637)
Net Assets	69,934,966	1,779,780	19,827,166

Shares of beneficial interest issued and outstanding	2,190,000	60,000	500,754
Net asset value per share	$31.93	$29.66	$39.59
*	Fiscal year end changed to March 31, effective February 1, 2023.

See accompanying Notes to Financial Statements.

52

AXS Astoria Inflation Sensitive ETF

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2023
Investment Income:
Dividends (net of foreign withholding taxes of $128,523)	$2,754,573
Interest	14,653
Total investment income	2,769,226

Expenses:
Advisory fees	461,040
Interest expense	850
Total expenses	461,890
Net investment income (loss)	2,307,336

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(10,662,504)
Investments in-kind	4,932,235
Foreign currency transactions	(17,873)
Net realized gain (loss)	(5,748,142)
Net change in unrealized appreciation/depreciation on:
Investments	(4,392,305)
Foreign currency translations	659
Net change in unrealized appreciation/depreciation	(4,391,646)
Net realized and unrealized gain (loss)	(10,139,788)

Net Increase (Decrease) in Net Assets from Operations	$(7,832,452)

See accompanying Notes to Financial Statements.

53

AXS Change Finance ESG ETF

STATEMENTS OF OPERATIONS

	For the Period Ended March 31, 2023*	For the Year Ended July31, 2022
Investment Income:
Dividends (net of foreign withholding taxes of $0 and $608, respectively)	$1,165,148	$1,500,772
Interest	13,065	-
Total investment income	1,178,213	1,500,772

Expenses:
Advisory fees	348,093	515,075
Total expenses	348,093	515,075
Net investment income (loss)	830,120	985,697

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(4,944,138)	(2,957,970)
Investments in-kind	215,696	-
Net realized gain (loss)	(4,728,442)	(2,957,970)
Net change in unrealized appreciation/depreciation on:
Investments	6,017,674	(16,901,094)
Net change in unrealized appreciation/depreciation	6,017,674	(16,901,094)
Net increase from payments by non-affiliate (Note 3)	72,000	-
Net realized and unrealized gain (loss)	1,361,232	(19,859,064)

Net Increase (Decrease) in Net Assets from Operations $	$2,191,352	$(18,873,367)
*	Fiscal year end changed to March 31, effective February 1, 2023.

See accompanying Notes to Financial Statements.

54

AXS First Priority CLO Bond ETF

STATEMENTS OF OPERATIONS

	For the Period Ended March 31, 2023*	For the Year Ended July31, 2022
Investment Income:
Interest	$248,559	$151,886
Total investment income	248,559	151,886

Expenses:
Advisory fees	12,201	24,697
Total expenses	12,201	24,697
Net investment income (loss)	236,358	127,189

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(15,473)	(136,062)
Net realized gain (loss)	(15,473)	(136,062)
Net change in unrealized appreciation/depreciation on:
Investments	69,786	(160,596)
Net change in unrealized appreciation/depreciation	69,786	(160,596)
Net realized and unrealized gain (loss)	54,313	(296,658)

Net Increase (Decrease) in Net Assets from Operations	$290,671	$(169,469)
*	Fiscal year end changed to March 31, effective February 1, 2023.

See accompanying Notes to Financial Statements.

55

AXS Green Alpha ETF

STATEMENTS OF OPERATIONS

For the Period Ended March31, 2023*
Investment Income:
Dividends (net of foreign withholding taxes of $23,784)	$459,481
Interest	23,350
Total investment income	482,831

Expenses:
Advisory fees	287,249
Interest expense	142
Total expenses	287,391
Net investment income (loss)	195,440

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	21,066
Investments in-kind	313,536
Foreign currency transactions	(24)
Net realized gain (loss)	334,578
Net change in unrealized appreciation/depreciation on:
Investments	3,774,304
Foreign currency translations	36
Net change in unrealized appreciation/depreciation	3,774,340
Net realized and unrealized gain (loss)	4,108,918

Net Increase (Decrease) in Net Assets from Operations	$4,304,358
*	The Fund commenced operations on September 27, 2022.

See accompanying Notes to Financial Statements.

56

AXS Brendan Wood TopGun Index ETF

STATEMENTS OF OPERATIONS

For the Period Ended March 31, 2023*
Investment Income:
Dividends (net of foreign withholding taxes of $1,407)	$14,992
Interest	548
Total investment income	15,540

Expenses:
Advisory fees	6,127
Interest expense	4,709
Total expenses	10,836
Net investment income (loss)	4,704

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(23,410)
Foreign currency transactions	(626)
Net realized gain (loss)	(24,036)
Net change in unrealized appreciation/depreciation on:
Investments	(16,154)
Foreign currency translations	833
Net change in unrealized appreciation/depreciation	(15,321)
Net realized and unrealized gain (loss)	(39,357)

Net Increase (Decrease) in Net Assets from Operations	$(34,653)
*	The Fund commenced operations on November 8, 2022.

See accompanying Notes to Financial Statements.

57

AXS Esoterica NextG Economy ETF

STATEMENTS OF OPERATIONS

	For the Period Ended March 31, 2023*	For the Year Ended October 31, 2022
Investment Income:
Dividends (net of foreign withholding taxes of $1,769 and $7,042, respectively)	$26,559	$100,666
Interest	10,505	17,722
Total investment income	37,064	118,388
Expenses:
Advisory fees	54,196	228,643
Fund administration fees	11,069	70,500
Fund accounting fees	15,299	32,656
Transfer agent fees and expenses	2,791	10,000
Custody fees	3,462	15,193
Shareholder reporting fees	4,332	7,549
Legal fees	10,210	92,500
Auditing fees	15,500	17,000
Trustees' fees and expenses	7,343	45,575
Insurance fees	3,694	6,309
Chief Compliance Officer fees	11,277	36,219
Miscellaneous	14,784	51,860
Total expenses	153,957	614,004
Advisory fees (waived) recovered	(54,196)	(228,643)
Other expenses absorbed	(45,551)	(156,109)
Net expenses	54,210	229,252
Net investment income (loss)	(17,146)	(110,864)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(770,745)	(2,753,596)
Investments in-kind	-	(702,413)
Foreign currency transactions	-	(2,933)
Net realized gain (loss)	(770,745)	(3,458,942)
Net change in unrealized appreciation/depreciation on:
Investments	4,130,066	(16,174,608)
Foreign currency translations	17,711	-
Net change in unrealized appreciation/depreciation	4,147,777	(16,174,608)
Net realized and unrealized gain (loss)	3,377,032	(19,633,550)

Net Increase (Decrease) in Net Assets from Operations	$3,359,886	$(19,744,414)
*	Fiscal year end changed to March 31, effective February 1, 2023.

See accompanying Notes to Financial Statements.

58

AXS Astoria Inflation Sensitive ETF

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2023	For the Period Ended March 31, 2022*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$2,307,336	$221,525
Net realized gain (loss) on investments, investments in kind and foreign currency transactions	(5,748,142)	(89,723)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,391,646)	4,123,316
Net increase (decrease) in net assets resulting from operations	(7,832,452)	4,255,118

Distributions to Shareholders:
Total distributions to shareholders	(2,383,576)	-

Capital Transactions:
Net proceeds from shares sold	57,132,883	57,707,500
Cost of shares redeemed	(39,891,398)	-
Net increase (decrease) in net assets from capital transactions	17,241,485	57,707,500

Total increase (decrease) in net assets	7,025,457	61,962,618

Net Assets:
Beginning of period	61,962,618	-
End of period	$68,988,075	$61,962,618

Capital Share Transactions:
Shares sold	2,175,000	2,175,000
Shares redeemed	(1,600,000)	-
Net increase (decrease) in capital share transactions	575,000	2,175,000
*	The Fund commenced operations on December 29, 2021.

See accompanying Notes to Financial Statements.

59

AXS Change Finance ESG ETF^

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period Ended March 31, 2023*	For the Year Ended July 31, 2022	For the Year Ended July31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$830,120	$985,697	$353,347
Net realized gain (loss) on investments and investments in kind	(4,728,442)	(2,957,970)	5,637,094
Net change in unrealized appreciation/depreciation on investments	6,017,674	(16,901,094)	8,595,178
Net increase from payment by non-affiliate (Note 3)	72,000	-	-
Net increase (decrease) in net assets resulting from operations	2,191,352	(18,873,367)	14,585,619

Distributions to Shareholders:
Total distributions to shareholders	(1,153,807)	(637,137)	(192,961)

Capital Transactions:
Net proceeds from shares sold	18,498,011	98,740,402	77,499,860
Cost of shares redeemed	(5,859,190)	(55,991,155)	(31,401,565)
Net increase (decrease) in net assets from capital transactions	12,638,821	42,749,247	46,098,295

Total increase (decrease) in net assets	13,676,366	23,238,743	60,490,953

Net Assets:
Beginning of period	103,280,648	80,041,905	19,550,952
End of period	$116,957,014	$103,280,648	$80,041,905

Capital Share Transactions:
Shares sold	675,000	2,975,000	2,600,000
Shares redeemed	(225,000)	(1,725,000)	(1,050,000)
Net increase (decrease) in capital share transactions	450,000	1,250,000	1,550,000

^	With the Plan of Reorganization with respect to the AXS Change Finance ESG ETF (formerly, Change Finance U.S. Large Cap Fossil Fuel Free ETF), shareholders received shares of the AXS Change Finance ESG ETF effective as of the close of business on March 18, 2022. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.

See accompanying Notes to Financial Statements.

60

AXS First Priority CLO Bond ETF^

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period Ended March 31, 2023*	For the Year Ended July 31, 2022	For the Period Ended July 31, 2021**
Increase (Decrease) in Net Assets from: Operations:
Net investment income (loss)	$236,358	$127,189	$96,472
Net realized gain (loss) on investments	(15,473)	(136,062)	643
Net change in unrealized appreciation/depreciation on investments	69,786	(160,596)	28,828
Net increase (decrease) in net assets resulting from operations	290,671	(169,469)	125,943

Distributions to Shareholders:
Total distributions to shareholders	(256,072)	(118,047)	(86,767)

Capital Transactions:
Net proceeds from shares sold	-	-	9,980,905
Cost of shares redeemed	-	(2,434,390)	-
Transactions fees (Note 2c)	-	6,086	12,447
Net increase (decrease) in net assets from capital transactions	-	(2,428,304)	9,993,352

Total increase (decrease) in net assets	34,599	(2,715,820)	10,032,528

Net Assets:
Beginning of period	7,316,708	10,032,528	-
End of period	$7,351,307	$7,316,708	$10,032,528

Capital Share Transactions:
Shares sold	-	-	400,000
Shares redeemed	-	(100,000)	-
Net increase (decrease) in capital share transactions	-	(100,000)	400,000
^	With the Plan of Reorganization with respect to the AXS First Priority CLO Bond ETF (formerly, AAF First Priority CLO Bond ETF), shareholders received shares ofthe AXS First Priority CLO Bond ETF effective as of the close of business on October 14, 2022. See Note 1 in the accompanying Notes to Financial Statements.

*	Fiscal year end changed to March 31, effective February 1, 2023.
**	The Fund commenced operations on September 8, 2020.

See accompanying Notes to Financial Statements.

61

AXS Green Alpha ETF

STATEMENTS OF CHANGES IN NET ASSETS

For the Period Ended March 31, 2023*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$195,440
Net realized gain (loss) on investments, investments in kind and foreign currency transactions	334,578
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	3,774,340
Net increase (decrease) in net assets resulting from operations	4,304,358

Distributions to Shareholders:
Total distributions to shareholders	(66,380)

Capital Transactions:
Net proceeds from shares sold	67,035,896
Cost of shares redeemed	(1,338,908)
Net increase (decrease) in net assets from capital transactions	65,696,988

Total increase (decrease) in net assets	69,934,966

Net Assets:
Beginning of period	-
End of period	$69,934,966

Capital Share Transactions:
Shares sold	2,230,000
Shares redeemed	(40,000)
Net increase (decrease) in capital share transactions	2,190,000

*	The Fund commenced operations on September 27, 2022.

See accompanying Notes to Financial Statements.

62

AXS Brendan Wood TopGun Index ETF

STATEMENTS OF CHANGES IN NET ASSETS

For the Period Ended March 31, 2023*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$4,704
Net realized gain (loss) on investments and foreign currency transactions	(24,036)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(15,321)
Net increase (decrease) in net assets resulting from operations	(34,653)

Distributions to Shareholders:
Total distributions to shareholders	(4,003)

Capital Transactions:
Net proceeds from shares sold	1,818,436
Net increase (decrease) in net assets from capital transactions	1,818,436

Total increase (decrease) in net assets	1,779,780

Net Assets:
Beginning of period	-
End of period	$1,779,780

Capital Share Transactions:
Shares sold	60,000
Net increase (decrease) in capital share transactions	60,000

* The Fund commenced operations on November 8, 2022.

See accompanying Notes to Financial Statements.

63

AXS Esoterica NextG Economy ETF^

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period Ended March 31, 2023*	For the Year Ended October31, 2022	For the Year Ended October 31, 2021
Increase (Decrease) in Net Assets from: Operations:
Net investment income (loss)	$(17,146)	$(110,864)	$(147,190)
Net realized gain (loss) on investments	(770,745)	(3,458,942)	3,678,612
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	4,147,777	(16,174,608)	6,728,938
Net increase (decrease) in net assets resulting from operations	3,359,886	(19,744,414)	10,260,360

Capital Transactions:
Net proceeds from shares sold[1]	-	1,671,569	38,854,282
Cost of shares redeemed[1]	-	(11,425,487)	(15,090,555)
Transactions fees (Note 2c)	-	3,371	20,182
Net increase (decrease) in net assets from capital transactions	-	(9,750,547)	23,783,909

Total increase (decrease) in net assets	3,359,886	(29,494,961)	34,044,269

Net Assets:
Beginning of period	16,467,280	45,962,241	11,917,972
End of period	$19,827,166	$16,467,280	$45,962,241
Capital Share Transactions:
Shares sold	-	25,000	725,000
Shares redeemed	-	(250,000)	(275,000)
Net increase (decrease) in capital share transactions	-	(225,000)	450,000
^	With the Plan of Reorganization with respect to the AXS Esoterica NextG Economy ETF (formerly, Esoterica NextG Economy ETF), shareholders received shares ofthe AXS Esoterica NextG Economy ETF effective as ofthe close of business on December 16, 2022. See Note linthe accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.
[1]	For the year ended October 31, 2022, the Fund had 250,000 Shares redeemed in-kind with total cost in the amount of $11,425,487. For the year ended October 31, 2021, the Fund had 725,000 Shares contributed in-kind with total proceeds in the amount of $38,854,252 and 275,000 Shares redeemed in-kind with total cost in the amount of $15,090,555.

See accompanying Notes to Financial Statements.

64

AXS Brendan Wood TopGun Index ETF

STATEMENT OF CASH FLOWS

For the Period Ended March 31, 2023*

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$(34,653)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(2,660,180)
Sales of long-term investments	848,686
Return of capital dividends received	16
(Increase) Decrease in Assets:
Foreign currency	(164,606)
Investment securities sold receivable	(10,522)
Due from Advisor	(4,014)
Dividends and interest receivables	(1,245)
Reclaims receivable	(605)
Increase (Decrease) in Liabilities:
Due to Custodian	173,126
Net realized (gain)/loss	23,410
Net change in unrealized appreciation/depreciation	16,154
Net cash provided by (used for) operating activities	(1,814,433)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	1,818,436
Dividends paid to shareholders, net of reinvestments	(4,003)
Net cash provided by (used for) financing activities	1,814,433

Net Increase (Decrease) in cash	-

Cash and cash equivalents
Beginning cash balance	-
Beginning cash held at broker	-
Total beginning cash and cash equivalents	-

Ending cash balance	-
Ending cash held at broker	-
Total ending cash and cash equivalents	$-
Supplemental disclosure of interest expense paid	$4,709
*	The Fund commenced operations on November 8, 2022.

See accompanying Notes to Financial Statements.

65

AXS Astoria Inflation Sensitive ETF

FINANCIAL HIGHLGHTS

Per share operating performance.

Fora capital share outstanding throughout each period.

	For the Year Ended March 31, 2023	For the Period Ended March 31, 2022*
Net asset value, beginning of period	$28.49	$25.00
Income from Investment Operations:
Net investment income (loss)[1]	0.90	0.17
Net realized and unrealized gain (loss)	(3.45)	3.32
Total from investment operations	(2.55)	3.49

Less Distributions:
From net investment income	(0.85)	-
Total distributions	(0.85)	-
Net asset value, end of period	$25.09	$28.49

Total return[2,3]	(8.72)%	13.96%[4]

Total return at market price[2,5]	(9.06)%	14.20%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$68,988	$61,963
Ratio of expenses to average net assets[6]	0.70%	0.70%[7]
Ratio of net investment income (loss) to average net assets	3.50%	2.51%[7]

Portfolio turnover rate[8]	81%	11%[4]

*	The Fund commenced operations on December 29, 2021.
[1]	Based on average shares outstanding during the period.
[2]	Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[3]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning ofthe period, reinvestment of all dividends and distributions at net asset value during the period, ifany,and redemption on the last day ofthe period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
[4]	Not annualized.
[5]	Market value total return is calculated assuming an initial investment made at market value at the beginning ofthe period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the NYSE Arca.
[6]	If interest expense had been excluded, the expense ratios would have remained unchanged for year ended March 31, 2023. For the period ended March 31, 2022, the ratios would have remained unchanged.
[7]	Annualized.
[8]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

66

AXS Change Finance ESG ETF^

FINANCIAL HIGHLGHTS

Per share operating performance.

Fora capital share outstanding throughout each period.

	For the Period Ended March 31, 2023*	For the Year Ended July31, 2022	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019	For the Period Ended July 31, 2018**
Net asset value, beginning of period	$28.69	$34.06	$24.44	$21.88	$19.66	$18.00
Income from Investment Operations:
Net investment income (loss)[1]	0.22	0.29	0.25	0.29	0.30	0.17
Net realized and unrealized gain (loss)	0.25	(5.46)	9.54	2.47	2.13	1.55
Net increase from payments by non-affiliate (Note 3)	0.02	-	-	-	-	-
Total from investment operations	0.49	(5.17)	9.79	2.76	2.43	1.72

Less Distributions:
From net investment income	(0.30)	(0.20)	(0.17)	(0.20)	(0.21)	(0.06)
Total distributions	(0.30)	(0.20)	(0.17)	(0.20)	(0.21)	(0.06)
Net asset value, end of period	$28.88	$28.69	$34.06	$24.44	$21.88	$19.66

Total return[2,3]	1.78%[4,5]	(15.29)%	40.19%	12.69%	12.63%	9.53%[5]

Total return at market price[2,6]	1.74%[5]	(15.32)%	40.44%	12.34%	12.72%	10.26%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$116,957	$103,281	$80,042	$19,551	$8,750	$3,932
Ratio of expenses to average net assets	0.49%[7]	0.49%	0.49%	0.49%	0.49%	0.64%[7,8]

Ratio of net investment income (loss) to average net assets	1.17%[7]	0.94%	0.82%	1.33%	1.48%	1.14%[7]
Portfolio turnover rate[9]	41%[5]	162%	85%	120%	46%	70%[5]
^	Financial information from October 9, 2017 through March 18, 2022 is for the Change Finance ESG ETF, which was reorganized into the AXS Change Finance ESG ETF as ofthe close of business on March 18, 2022. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.
**	The Fund commenced operations on October 9, 2017.
[1]	Based on average shares outstanding during the period.
[2]	Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[3]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price ofthe shares and the net asset value per share ofthe Fund.
[4]	Non-affiliate reimbursed the Fund $72,000 for errors during processing. The reimbursement had a 0.07% impact to the Fund's performance.
[5]	Not annualized.
[6]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the NYSE Arca.
[7]	Annualized.
[8]	Effective April 13, 2018, the adviser reduced its management fee from 0.75% to 0.49%.
[9]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

67

AXS First Priority CLO Bond ETF^

FINANCIAL HIGHLGHTS

Per share operating performance.

Fora capital share outstanding throughout each period.

	For the Period Ended March 31, 2023*	For the Year Ended July 31, 2022	For the Period Ended July 31, 2021**
Net asset value, beginning of period	$24.39	$25.08	$25.00
Income from Investment Operations:
Net investment income (loss)[1]	0.79	0.32	0.25
Net realized and unrealized gain (loss)	0.17	(0.74)	0.02 [2]
Total from investment operations	0.96	(0.42)	0.27

Less Distributions:
From net investment income	(0.85)	(0.29)	(0.22)
From net realized gain	-	- [3]	-
Total distributions	(0.85)	(0.29)	(0.22)

Transaction fees[1]	-	0.02	0.03
Net asset value, end of period	$24.50	$24.39	$25.08

Total return[4,5]	4.02%[6]	(1.60)%	1.21%[6]

Total return at market price[4,7]	4.28%[6]	(1.73)%	0.98%[6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,351	$7,317	$10,033
Ratio of expenses to average net assets	0.25%[8]	0.25%	0.25%[8]
Ratio of net investment income (loss) to average net assets	4.84%[8]	1.29%	1.11%[8]

Portfolio turnover rate[9]	8%[6]	73%	34%[6]

^	Financial information from September 8, 2020 through October 14, 2022 is for the First Priority CLO Bond ETF, which was reorganized into the AXS First Priority CLO Bond ETF as ofthe close of business on October 14, 2022. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.
**	The Fund commenced operations on September 8, 2020.
[1]	Based on average shares outstanding during the period.
[2]	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[5]	Net asset valuetotal return is calculated assuming an initial investment made at the net asset value at the beginning ofthe period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price ofthe shares and the net asset value per share of the Fund.
[6]	Not annualized.
[7]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on NYSE Arca, Inc. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on NYSE Arca, Inc.
[8]	Annualized.
[9]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

68

AXS Green Alpha ETF

FINANCIAL HIGHLGHTS

Per share operating performance.

Fora capital share outstanding throughout each period.

For the Period Ended March 31, 2023*
Net asset value, beginning of period	$30.00
Income from Investment Operations:
Net investment income (loss)[1]	0.11
Net realized and unrealized gain (loss)	1.86
Total from investment operations	1.97

Less Distributions:
From net investment income	(0.04)
Total distributions	(0.04)

Net asset value, end of period	$31.93

Total return[2,3]	6.57%[4]

Total return at market price[2,5]	6.80%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$69,935
Ratio of expenses to average net assets[6]	1.00%[7]
Ratio of net investment income (loss) to average net assets	0.68%[7]
Portfolio turnover rate[8]	2%[4]
*	The Fund commenced operations on September 27, 2022.
[1]	Based on average shares outstanding during the period.
[2]	Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[3]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning ofthe period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
[4]	Not annualized.
[5]	Market value total return is calculated assuming an initial investment made at market value at the beginning ofthe period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the NYSE Arca.
[6]	If interest expense had been excluded, the expense ratios would have remained unchanged for the period ended March 31, 2023.
[7]	Annualized.
[8]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

69

AXS Brendan Wood TopGun Index ETF

FINANCIAL HIGHLGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

For the Period Ended March 31, 2023*
Net asset value, beginning of period	$30.00
Income from Investment Operations:
Net investment income (loss)[1]	0.09
Net realized and unrealized gain (loss)	(0.35)
Total from investment operations	(0.26)

Less Distributions:
From net investment income	(0.08)
Total distributions	(0.08)
Net asset value, end of period	$29.66

Total return[2,3]	(0.86)%[4]

Total return at market price[2,5]	(0.69)%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,780
Ratio of expenses to average net assets	1.73%[6,7]
Ratio of net investment income (loss) to average net assets	0.75%[6]
Portfolio turnover rate[8]	51%[4]
*	The Fund commenced operations on November 8, 2022.
[1]	Based on average shares outstanding during the period.
[2]	Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[3]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning ofthe period, reinvestment of all dividends and distributions at net asset value during the period, ifany,and redemption on the last day ofthe period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
[4]	Not annualized.
[5]	Market value total return is calculated assuming an initial investment made at market value at the beginning ofthe period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on NYSE Arca, Inc. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on NYSE Arca, Inc.
[6]	Annualized.
[7]	If interest expense had been excluded, the expense ratio would have been lowered by 0.75% for the period ended March 31, 2023.
[8]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

70

AXS Esoterica NextG Economy ETF^

FINANCIAL HIGHLGHTS

Per share operating performance.

Fora capital share outstanding throughout each period.

	For the Period Ended March 31, 2023*	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Period Ended October 31, 2020**
Net asset value, beginning of period	$32.88	$63.33	$43.22	$25.60
Income from Investment Operations:
Net investment income (loss)[1]	(0.03)	(0.18)	(0.20)	(0.07)
Net realized and unrealized gain (loss)	6.74	(30.28)	20.28	17.69
Total from investment operations	6.71	(30.46)	20.08	17.62

Transaction fees[1]	-	0.01	0.03	- [2]
Net asset value, end of period	$39.59	$32.88	$63.33	$43.22

Total return[3,4]	20.41%[5]	(48.08)%	46.53%	68.85%[5]

Total return at market price[3,6]	20.26%[5]	(48.05)%	46.27%	68.80%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,827	$16,467	$45,962	$11,918

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	2.13%[7]	2.01%	1.55%	3.90%[7]
After fees waived and expenses absorbed/recovered	0.75%[7]	0.75%	0.75%	0.75%[7]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	(1.62)%[7]	(1.62)%	(1.16)%	(3.44)%[7]
After fees waived and expenses absorbed/recovered	(0.24)%[7]	(0.36)%	(0.36)%	(0.29)%[7]

Portfolio turnover rate[8]	16%[5]	31%	29%	130%[5]
^	Financial information from March 30, 2020through December 16, 2022 is forthe Esoterica NextG Economy ETF, which was reorganized into the AXS Esoterica NextG Economy ETF as of the close of business on December 16, 2022. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.
**	The Fund commenced operations on March 30, 2020.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[4]	Net asset valuetotal return is calculated assuming an initial investment made at the net asset value at the beginning ofthe period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price ofthe shares and the net asset value per share ofthe Fund.
[5]	Not annualized.
[6]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on Cboe BZX Exchange, Inc. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on Cboe BZX Exchange, Inc.
[7]	Annualized.
[8]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2023

Note 1 – Organization

AXS Astoria Inflation Sensitive ETF (the “Astoria Inflation Sensitive ETF”), AXS Change Finance ESG ETF (the “Change Finance ESG ETF”), AXS First Priority CLO Bond ETF (the “First Priority CLO Bond ETF”), AXS Green Alpha ETF (the “Green Alpha ETF”), AXS Brendan Wood TopGun Index ETF (the “Brendan Wood TopGun Index ETF”) and AXS Esoterica NextG Economy ETF (the “Esoterica NextG Economy ETF”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Astoria Inflation Sensitive ETF’s primary investment objective is to seek long-term capital appreciation in inflation-adjusted terms. The Astoria Inflation Sensitive ETF is classified as a non-diversified Fund. The Astoria Inflation Sensitive ETF is an actively managed exchange-traded fund (“ETF”). The Astoria Inflation Sensitive ETF commenced operations on December 29, 2021.

The Change Finance ESG ETF’s primary investment objective is to seek to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index. The Change Finance ESG ETF is classified as a diversified Fund. The Change Finance ESG ETF is a passively managed ETF. Effective February 1, 2023, the Change Finance ESG ETF changed fiscal and tax year ends from July 31st to March 31st.

The Change Finance ESG ETF commenced investment operations on March 21, 2022. Prior to that date, the Change Finance ESG ETF acquired the assets and assumed the liabilities of the Change Finance U.S. Large Cap Fossil Fuel Free ETF (the "Change Finance ESG ETF Predecessor Fund"), a series of ETF Series Solutions in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on December 6, 2021, by the Board of ETF Series Solutions on December 13, 2021, and by beneficial owners of the Change Finance ESG ETF Predecessor Fund on March 15, 2022. The tax-free reorganization was accomplished on March 18, 2022. As a result of the reorganization, the Change Finance ESG ETF assumed the performance and accounting history of the Change Finance ESG ETF Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Change Finance ESG ETF Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Change Finance ESG ETF Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

Shares Issued	Net Assets
3,850,000	$120,130,454

The net unrealized appreciation of investments transferred was $2,026,619 as of the date of the acquisition.

The First Priority CLO Bond ETF’s primary investment objective is to seek capital preservation and income. The First Priority CLO Bond ETF is classified as a diversified Fund. The First Priority CLO Bond ETF is an actively managed ETF. Effective February 1, 2023, the First Priority CLO Bond ETF changed fiscal year end from July 31st to March 31st.

The First Priority CLO Bond ETF commenced investment operations on October 17, 2022. Prior to that date, the First Priority CLO Bond ETF acquired the assets and assumed the liabilities of the AAF First Priority CLO Bond ETF (the "First Priority CLO Bond ETF Predecessor Fund"), a series of Listed Funds Trust in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on April 21, 2022, by the Board of Listed Funds Trust on April 13, 2022, and by beneficial owners of the First Priority CLO Bond ETF Predecessor Fund on June 21, 2022. The tax-free reorganization was accomplished on October 14, 2022. As a result of the reorganization, the First Priority CLO Bond ETF assumed the performance and accounting history of the First Priority CLO Bond ETF Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the First Priority CLO Bond ETF Predecessor Fund.

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March 31, 2023

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the AAF First Priority CLO Bond ETF Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

Shares Issued	Net Assets
300,000	$7,243,274

The net unrealized depreciation of investments transferred was $198,016 as of the date of the acquisition.

The Green Alpha ETF’s primary investment objective is to seek long-term capital appreciation. The Green Alpha ETF is classified as a diversified Fund. The Green Alpha ETF is an actively managed ETF. The Green Alpha ETF commenced operations on September 27, 2022.

The Brendan Wood TopGun Index ETF’s primary investment objective is to seek to track the performance, before fees and expenses, of the Brendan Wood TopGun Index. The Brendan Wood TopGun Index ETF is classified as a non-diversified Fund. The Brendan Wood TopGun Index ETF is a passively managed ETF. The Brendan Wood TopGun Index ETF commenced operations on November 8, 2022.

The Esoterica NextG Economy ETF’s primary investment objective is to seek capital appreciation. The Esoterica NextG Economy ETF is an actively managed ETF. The Esoterica NextG Economy ETF is a non-diversified fund. Effective February 1, 2023, the Esoterica NextG Economy ETF changed fiscal year end from October 31st to March 31st.

The Esoterica NextG Economy ETF commenced investment operations on December 19, 2022. Prior to that date, the Esoterica NextG Economy ETF acquired the assets and assumed the liabilities of the Esoterica NextG Economy ETF (the "Esoterica NextG Economy ETF Predecessor Fund"), a series of Listed Funds Trust in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on October 18, 2022, by the Esoterica Thematic Trust on October 13, 2022, and by beneficial owners of the Esoterica NextG Economy ETF Predecessor Fund on December 15, 2022. The tax-free reorganization was accomplished on December 16, 2022. As a result of the reorganization, the Esoterica NextG Economy ETF assumed the performance and accounting history of the Esoterica NextG Economy ETF Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Esoterica NextG Economy ETF Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Esoterica NextG Economy ETF Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

Shares Issued	Net Assets
500,754	$16,579,393

 The net unrealized depreciation of investments transferred was $7,610,299 as of the date of the acquisition.

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AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Funds’ valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Funds must utilize fair value pricing. Prior to September 8, 2022, security valued at fair value as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

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March 31, 2023

(c) Capital Share Transactions

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Funds’ Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Funds offer and redeem Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares for the Astoria Inflation Sensitive ETF, Change Finance ESG ETF and Esoterica NextG Economy ETF, 100,000 Shares for the First Priority CLO Bond ETF and 10,000 Shares for the Green Alpha ETF and Brendan Wood TopGun Index ETF, respectively (“Creation Unit”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Fund Shares may only be purchased from or redeemed to the Funds by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Funds, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A participant agreement may permit the Funds to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Funds acquiring such shares and the value of the collateral.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A fixed purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Funds may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Funds may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Astoria Inflation Sensitive ETF, Change Finance ESG ETF, First Priority CLO Bond ETF, Green Alpha ETF, Brendan Wood TopGun Index ETF and Esoterica NextG Economy ETF is $350, $350, $100, $100, $100 and $500, respectively, regardless of the number of Creation Units created in the transaction.

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March 31, 2023

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Funds, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Funds. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Funds securities to the account of the Trust. The non-standard charges are payable to the Funds as it incurs costs in connection with the redemption of Creation Units, the receipt of Funds securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for the Astoria Inflation Sensitive ETF, Change Finance ESG ETF, First Priority CLO Bond ETF, Green Alpha ETF, Brendan Wood TopGun Index ETF and Esoterica NextG Economy ETF is $350, $350, $100, $100, $100 and $500, respectively, regardless of the number of Creation Units redeemed in the transaction.

(d) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

76

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2023, and during the prior open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Funds will make distributions of net investment income per the table below and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distribution Frequency of
Net Investment Income
Astoria Inflation Sensitive ETF	Quarterly
Change Finance ESG ETF	Annually
First Priority CLO Bond ETF	Monthly
Green Alpha ETF	Quarterly
Brendan Wood TopGun Index ETF	Annually
Esoterica NextG Economy ETF	Annually

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Funds exceed 15% of its NAV, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

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March 31, 2023

(h) Exchange Traded Funds (ETFs)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Funds will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Funds invest is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (the “Agreement”) with AXS Investments LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual rates are listed in the table below:

Investment Advisory Fees
Astoria Inflation Sensitive ETF	0.70%
Change Finance ESG ETF	0.49%
First Priority CLO Bond ETF	0.25%
Green Alpha ETF	1.00%
Brendan Wood TopGun Index ETF	0.98%
Esoterica NextG Economy ETF	0.75%

The Advisor has agreed to pay all expenses of the Astoria Inflation Sensitive ETF, Change Finance ESG ETF, First Priority CLO Bond ETF, Green Alpha ETF and Brendan Wood TopGun Index ETF except for the advisory fee, interest, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Prior to the close of business on December 16, 2022, investment advisory services were provided to the Esoterica NextG Economy ETF Predecessor Fund by Esoterica Capital LLC (“Esoterica” or “Sub-Advisor”), which received investment management fees for its services pursuant to the terms of the investment advisory agreements for the Fund’s Predecessor Fund’s. The investment advisory fees, which were computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Funds’ average daily net assets. For the period December 17, 2022 through March 31, 2023, the Esoterica NextG Economy ETF paid the Advisor $38,285. For the period November 1, 2022 through December 16, 2022, the NextG Economy ETF Predecessor Fund paid Esoterica $15,911.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until December 16, 2024 for the Esoterica NextG Economy ETF and it may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the expense cap by Fund:

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NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Total Limit on Annual
Operating Expenses
Esoterica NextG Economy ETF	0.75%

The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Esoterica NextG Economy ETF’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than the years stated below:

Esoterica NextG Economy ETF
March 31, 2026	$51,804
Total	$51,804

For the period November 1, 2022 through December 16, 2022, Esoterica waived advisory fees and other expenses absorbed totaling $47,943 for the Esoterica NextG Economy ETF Predecessor Fund. These amounts are not recoupable.

The Advisor has engaged Astoria Portfolio Advisors LLC (“Astoria”) to manage the Astoria Inflation Sensitive ETF’s overall investment program and pays Astoria an annual sub-advisory fee based upon the Astoria Inflation Sensitive ETF’s average daily net assets. The Advisor is responsible for paying the entire amount of Astoria’s sub-advisory fee. The Astoria Inflation Sensitive ETF does not directly pay the Sub-Advisor.

The Advisor has engaged Change Finance, PBC (“Change Finance” or the “Sub-Advisor”) to manage the Change Finance ESG ETF’s overall investment program and pays Change Finance an annual sub-advisory fee based upon the Change Finance ESG ETF’s investment advisory fees. The Advisor is responsible for paying the entire amount of Change Finance’s sub-advisory fee. The Change Finance ESG ETF does not directly pay the Sub-Advisor.

The Advisor has engaged Alternative Access Funds, LLC (“AAF” or the “Sub-Advisor”) to manage the First Priority CLO Bond ETF’s overall investment program and pays AAF an annual sub-advisory fee based upon the First Priority CLO Bond ETF’s investment advisory fees. The Advisor is responsible for paying the entire amount of AAF’s sub-advisory fee. The First Priority CLO Bond ETF does not directly pay the Sub-Advisor.

The Advisor has engaged Green Alpha Advisors, LLC (“Green Alpha”) to manage the Green Alpha ETF’s overall investment program and pays Green Alpha an annual sub-advisory fee based upon the Green Alpha ETF’s investment advisory fees. The Advisor is responsible for paying the entire amount of Green Alpha’s sub-advisory fee. The Green Alpha ETF does not directly pay the Sub-Advisor.

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March 31, 2023

The Advisor has engaged Esoterica to manage the Esoterica NextG Economy ETF’s overall investment program and pays Esoterica an annual sub-advisory fee based upon the Esoterica NextG Economy ETF’s investment advisory fees. The Advisor is responsible for paying the entire amount of Esoterica’s sub-advisory fee. The Esoterica NextG Economy ETF does not directly pay the Sub-Advisor.

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ fund accountant, transfer agent and custodian. UMB Fund Services (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC”) serve as the Funds’ co-administrators. For the period December 17, 2022 through March 31, 2023, the Esoterica NextG Economy ETF paid BBH $15,133. For the period December 17, 2022 through March 31, 2023, the Esoterica NextG Economy ETF paid UMBFS and MFAC $2,184. Prior to the close of business on December 16, 2022, BBH served as the administrator, fund accountant, transfer agent and custodian to the Esoterica NextG Economy ETF Predecessor Fund. For the period November 1, 2022 through December 16, 2022, the Esoterica NextG Economy ETF Predecessor Fund paid BBH $15,304.

Prior to the close of business on October 14, 2022, U.S. Bank Global Fund Services (“Fund Services”) served as the administrator, fund accountant, and transfer agent to the First Priority CLO Bond ETF Predecessor Fund and U.S. Bank N.A. served as the First Priority CLO Bond ETF Predecessor Fund’s Custodian.

ALPS Distributors, Inc. serves as the Funds’ Distributor (the “Distributor”). Prior to January 1, 2023, IMST Distributors, LLC served as the Funds’ Distributor. The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services. Prior to the close of business on October 14, 2022, Quasar Distributors, LLC served as the First Priority CLO Bond ETF Predecessor Fund’s Distributor. Prior to the close of business on December 16, 2022, Foreside Fund Services, LLC served as the Esoterica NextG Economy ETF Predecessor Fund’s Distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended March 31, 2023, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. For the period December 17, 2022 through March 31, 2023, the Esoterica NextG Economy ETF paid trustees fees of $1,726. For the period November 1, 2022 through December 16, 2022, the Esoterica NextG Economy ETF Predecessor Fund paid trustees fees of $5,617.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts are adjusted for market value changes in the invested Fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Funds and are disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation (depreciation) and income are included in the Trustees' fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to the close of business on October 14, 2022, Fund Services served as the First Priority CLO Bond ETF Predecessor Fund’s CCO. Prior to the close of business on December 16, 2022, Foreside Fund Officer Services, LLC (“Foreside”) served as the Esoterica NextG Economy ETF Predecessor Fund’s CCO. For the period December 17, 2022 through March 31, 2023, the Esoterica NextG Economy ETF paid the CCO $4,445. For the period November 1, 2022 through December 16, 2022, Esoterica NextG Economy ETF Predecessor Fund paid Foreside $6,832.

80

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

During the period ended March 31, 2023, the index calculation agent agreed to reimburse Change Finance ESG ETF Predecessor Fund $72,000 for losses from an index calculation error. As of March 31, 2023, the Change Finance ESG ETF Predecessor Fund received $50,000, and the remaining balance of $22,000 is reported as other receivable on Statements of Assets and Liabilities. This amount of $72,000 is reported on the Change Finance ESG ETF’s Statements of Operations, Statements of Changes and Financial Highlights under the caption “Net increase from payments by non-affiliate.” This reimbursement had a 0.07% increase to the Fund’s total return.

Note 4 – Federal Income Taxes

At March 31, 2023, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Astoria Inflation Sensitive ETF	Change Finance ESG ETF	First Priority CLO Bond ETF
Cost of investments	$68,761,685	$118,090,420	$7,252,798

Gross unrealized appreciation	$2,829,913	$8,534,560	$10,494
Gross unrealized depreciation	(3,150,161)	(10,180,058)	(72,476)
Net unrealized appreciation (depreciation) on investments	$(320,248)	$(1,645,498)	$(61,982)

	Green Alpha ETF	Brendan Wood TopGun Index ETF	Esoterica NextG Economy ETF
Cost of investments	$64,933,825	$1,788,130	$22,218,750
Gross unrealized appreciation	$10,140,389	$53,021	$1,906,376
Gross unrealized depreciation	(6,380,102)	(69,237)	(5,370,431)
Net unrealized appreciation (depreciation) on investments	$3,760,287	$(16,216)	$(3,464,055)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended March 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

	Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
Astoria Inflation Sensitive ETF	$4,932,243	$(4,932,243)
Change Finance ESG ETF	201,919	(201,919)
First Priority CLO Bond ETF	(224)	224
Green Alpha ETF	313,536	(313,536)
Brendan Wood TopGun Index ETF	-	-
Esoterica NextG Economy ETF	(4,629)	4,629

81

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

As of March 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Astoria Inflation Sensitive ETF	Change Finance ESG ETF	First Priority CLO Bond ETF
Undistributed ordinary income	$165,630	$304,240	$-
Undistributed long-term capital gains	-	-	-
Tax distributable earnings	165,630	304,240	-
Accumulated capital and other losses	(10,739,428)	(17,032,833)	(151,535)
Net unrealized appreciation
(depreciation) on investments	(320,248)	(1,645,498)	(61,982)
Net unrealized appreciation
(depreciation) on foreign currency
translations	910	-	-
Unrealized deferred compensation	-	-	-
Total distributable earnings (deficit)	$(10,893,136)	$(18,374,091)	$(213,517)

	Green Alpha ETF	Brendan Wood TopGun Index ETF	Esoterica NextG Economy ETF
Undistributed ordinary income	$151,543	$701	$-
Undistributed long-term capital gains	12,576	-	-
Tax distributable earnings	164,119	701	-
Accumulated capital and other losses	-	(23,974)	(4,381,023)
Net unrealized appreciation
(depreciation) on investments	3,760,287	(16,216)	(3,464,055)
Net unrealized appreciation
(depreciation) on foreign currency
translations	36	833	17,711
Unrealized deferred compensation	-	-	(270)
Total distributable earnings (deficit)	$3,924,442	$(38,656)	$(7,827,637)

As of the tax year ended March 31, 2023, the Fund had non-expiring accumulated capital loss carryforwards as follows:

Fund	ST	LT	Total
Astoria Inflation Sensitive ETF	$9,473,380	$1,266,048	$10,739,428
Change Finance ESG ETF	15,663,790	1,369,043	17,032,833
First Priority CLO Bond ETF	136,066	15,469	151,535
Brendan Wood TopGun Index ETF	23,974	-	23,974
Esoterica NextG Economy ETF	458,868	3,909,908	4,368,776

82

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of March 31, 2023, the Esoterica NextG Economy ETF had $12,247 of qualified late-year ordinary losses, which are deferred until fiscal year 2023 for tax purposes net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Esoterica NextG Economy ETF's next taxable year.

The tax character of distributions paid during the periods ended March 31, 2023 and 2022, October 31, 2022 and 2021 and July 31, 2022 and 2021 was as follows:

Astoria Inflation Sensitive ETF
	2023	2022
Distributions paid from:
Ordinary income	$2,383,576	$-
Net long-term capital gains	-	-
Total distributions paid	$2,383,576	$-

Change Finance ESG ETF
	March 31, 2023	July 31, 2022	July 31, 2021
Distributions paid from:
Ordinary income	$1,153,807	$637,137	$192,961
Net long-term capital gains	-	-	-
Total distributions paid	$1,153,807	$637,137	$192,961

First Priority CLO Bond ETF
	March 31, 2023	July 31, 2022	July 31, 2021
Distributions paid from:
Ordinary income	$256,072	$118,047	$86,767
Net long-term capital gains	-	-	-
Total distributions paid	$256,072	$118,047	86,767

Green Alpha ETF
2023
Distributions paid from:
Ordinary income	$66,380
Net long-term capital gains	-
Total distributions paid	$66,380

Brendan Wood TopGun Index ETF
2023
Distributions paid from:
Ordinary income	$4,003
Net long-term capital gains	-
Total distributions paid	$4,003

83

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Esoterica NextG Economy ETF
	March 31, 2023	October 31, 2022	October 31, 2021
Distributions paid from:
Ordinary income	$-	$-	$-
Net long-term capital gains	-	-	-
Total distributions paid	$-	$-	$-

Note 5 - Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the periods ended March 31, 2023, were as follows:

Fund	Purchases	Sales
Astoria Inflation Sensitive ETF	$62,954,864	$52,679,722
Change Finance ESG ETF	43,912,330	43,929,622
First Priority CLO Bond ETF	633,400	573,155
Green Alpha ETF	2,810,018	1,136,372
Brendan Wood TopGun Index ETF	896,171	848,686
Esoterica NextG Economy ETF	3,048,790	2,679,772

Purchases, sales, and realized gain/(loss) of in-kind transactions for the periods ended March 31, 2023, were as follows:

Fund	Purchases	Sales	Gain/(Loss)
Astoria Inflation Sensitive ETF	$45,499,849	$38,630,016	$4,932,235
Change Finance ESG ETF	18,280,896	5,761,958	215,696
Green Alpha ETF	64,320,688	1,319,767	313,536
Brendan Wood TopGun Index ETF	1,764,009	-	-

Note 6 – Distribution and Service Plan

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Funds’ Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust. The Board of Trustees has not authorized the Funds to make payments under the Distribution and Service Plan. Currently, no payment is being made by the Funds.

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

84

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds' own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2023, in valuing the Funds’ assets carried at fair value:

Astoria Inflation Sensitive ETF	Level 1	Level 2**	Level 3**		Total
Investments
Common Stock*	$48,767,555	$-		$-	$48,767,555
Exchange-Traded Funds*	19,673,882	-		-	19,673,882
Total Investments	$68,441,437	$-	$		$68,441,437

85

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Change Finance ESG ETF	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$116,444,922	$-	$-	$116,444,922
Total Investments	$116,444,922	$-	$-	$116,444,922

First Priority CLO Bond ETF		Level 1***	Level 2	Level 3***	Total
Investments
Collateralized Mortgage Obligations		$-	$7,190,816	$-	$7,190,816
Total Investments	$		$7,190,816	$-	$7,190,816

Green Alpha ETF	Level 1	Level 2**		Level 3**	Total
Investments
Common Stock*	$68,694,112	$-		$-	$68,694,112
Total Investments	$68,694,112	$-	$		$68,694,112

Brendan Wood TopGun Index ETF	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$1,771,914	$-	$-	$1,771,914
Total Investments	$1,771,914	$-	$-	$1,771,914

Esoterica NextG Economy ETF	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$18,754,695	$-	$-	$18,754,695
Total Investments	$18,754,695	$-	$-	$18,754,695

*	For a detailed break-out of common stocks and exchange-traded funds by major industry classification, please refer to the Schedules of Investments.
**	The Funds did not hold any Level 2 or 3 securities at period end.
***	The Fund did not hold any Level 1 or 3 securities at period end.

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

86

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Note 10 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 11 – Change in Independent Public Accounting Firm

On April 21, 2022, and October 27, 2022, the Audit Committee of the Board of Trustees of Investment Managers Series Trust II (the “Trust”) appointed Tait, Weller & Baker LLP (“TWB”) as the AXS First Priority CLO Bond ETF and AXS Esoterica NextG Economy ETF’s independent registered public accounting firm upon the reorganization of the AAF First Priority CLO Bond ETF and the Esoterica NextG Economy ETF (the “Predecessor Funds”) for the fiscal periods ended March 31, 2023, respectively. Previously, Cohen & Company, Ltd. (“Cohen”) served as the independent registered public accounting firm to the Predecessor Funds.

87

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

Cohen’s reports on the Predecessor Funds’ audited financial statements for the periods denoted in the table below contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Fund	Reporting Period
AAF First Priority CLO Bond ETF	Fiscal year ended July 31, 2022, and for the period September 8, 2020 through July 31, 2021
Esoterica NextG Economy ETF	Fiscal years ended October 31, 2022 and October 31, 2021, and for the period March 30, 2020 through October 31, 2020

During the Predecessor Funds’ fiscal periods denoted above and the interim periods from the last fiscal year end through the date TWB was appointed, (i) there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Predecessor Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

During the Predecessor Funds’ fiscal periods denoted above and the interim periods from the last fiscal year end through the date TWB was appointed, neither of the Predecessor Funds, nor anyone of their behalf, consulted TWB on items which; (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Predecessor Funds’ financial statements, and neither a written report was provided to the Predecessor Funds nor oral advice was provided that TWB concluded was an important factor considered by the Predecessor Funds in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). The selection of TWB does not reflect any disagreements with or dissatisfaction by the Predecessor Funds or the Trust’s Board of Trustees with the performance of the Predecessor Funds’ prior independent registered public accounting firm, Cohen.

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The First Priority CLO Bond ETF declared the payment of a distribution to be paid, on May 3, 2023, to shareholders of record on May 2, 2023 as follows:

Long Term Capital Gain		Short Term Capital Gain		Income
$	None	$	None	$0.121332

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

88

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AXS ETFs and the Board of

Trustees of Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AXS Astoria Inflation Sensitive ETF, AXS Change Finance ESG ETF, AXS First Priority CLO Bond ETF, AXS Green Alpha ETF, AXS Brendan Wood TopGun Index ETF, and AXS Esoterica NextG Economy ETF (the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of March 31, 2023, the related statements of operations, the statement of cash flows, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2023, the results of their operations, the cash flows, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting AXS ETFs	Statements of operations	Statements of Cash Flows	Statements of changes in net assets	Financial highlights
AXS Astoria Inflation Sensitive ETF	For the year ended March 31, 2023	N/A	For the year ended March 31, 2023, and for the period December 29, 2021 (commencement of operations) through March 31, 2022	For the year ended March 31, 2023, and for the period December 29, 2021 (commencement of operations) through March 31, 2022
AXS Change Finance ESG ETF	For the period ended March 31, 2023, and for the year ended July 31, 2022	N/A	For the period ended March 31, 2023, and for the year ended July 31, 2022	For the period ended March 31, 2023, and for the year ended July 31, 2022
AXS First Priority CLO Bond ETF and AXS Esoterica NextG Economy ETF	For the period ended March 31, 2023	N/A	For the period ended March 31, 2023	For the period ended March 31, 2023
AXS Green Alpha ETF	For the period September 27, 2022 (commenceme nt of operations) through March 31, 2023	N/A	For the period September 27, 2022 (commencement of operations) through March 31, 2023	For the period September 27, 2022 (commencement of operations) through March 31, 2023
AXS Brendan Wood TopGun Index ETF	For the period November 8, 2022 (commenceme nt of operations) through March 31, 2023	For the period November 8, 2022 (commencement of operations) through March 31, 2023	For the period November 8, 2022 (commencement of operations) through March 31, 2023	For the period November 8, 2022 (commencement of operations) through March 31, 2023

89

To the Shareholders of AXS ETFs and

the Board of Trustees of Investment Managers Series Trust II

With respect to AXS Change Finance ESG ETF, the statement of changes in net assets for the year ended July 31, 2021 and the financial highlights for each of the three years in the period ended July 31, 2021, and for the period from October 9, 2017 through July 31, 2018, were audited by other auditors, whose report dated September 28, 2021 expressed an unqualified opinion on such statement and financial highlights.

With respect to AXS First Priority CLO Bond ETF, the statement of operations for the year ended July 31, 2022, and the statement of changes in net assets and the financial highlights for the year ended July 31, 2022, and for the period from September 8, 2020 through July 31, 2021, were audited by other auditors, whose report dated September 29, 2022 expressed an unqualified opinion on such statements and financial highlights.

With respect to AXS Esoterica NextG Economy ETF, the statement of operations for the year ended October 31, 2022, and the statement of changes in net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the two years in the period ended October 31, 2022, and for the period March 30, 2022 (commencement of operations) through October 31, 2020, were audited by other auditors, whose report dated December 21, 2022 expressed an unqualified opinion on such statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 30, 2023
90

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the periods ended March 31, 2023, 75.49%, 100.00%, 97.13% and 100.00% of dividends to be paid from net investment income, including short-term capital gains from the Astoria Inflation Sensitive ETF, Change Finance ESF ETF, Green Alpha ETF and Brendan Wood TopGun Index ETF, respectively, are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the periods ended March 31, 2023, 23.11%, 100.00%, 36.98% and 100.00% of the dividends to be paid from net investment income, including short-term capital gains (if any), from the Astoria Inflation Sensitive ETF, Change Finance ESG ETF, Green Alpha ETF and Brendan Wood TopGun Index ETF, respectively, are designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (866) 984-2510. The Trustees and officers of the Funds and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	30	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007- 2008).	30	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	30	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co- administrator for the Funds (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	30	None.

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustees:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	30	Cliffwater Corporate Lending Fund, Agility Multi- Asset Income Fund, Corbin Multi-Strategy Fund, LLC, Aspiriant Risk- Managed Real Asset Fund, Aspiriant Risk- Managed Capital Appreciation Fund, AFA Multi- Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, and First Trust Real Assets Fund, each a closed-end investment company.
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	30	None.

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
[c]	Trustees and officers serve until their successors have been duly elected.
[d]	The Trust is comprised of 58 series mandy unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the AXS All Terrain Opportunity Fund, AXS Alternative Value Fund, AXS Adaptive Plus Fund, AXS Multi-Strategy Alternatives Fund, AXS Chesapeake Strategy Fund, AXS Market Neutral Fund, AXS Income Opportunities Fund, AXS Merger Fund, AXS Sustainable Fund, AXS Thomson Reuters Private Equity Return Tracker, AXS Thomson Reuters Venture Capital Return Tracker Fund, AXS Cannabis ETF, AXS 1.25X NVDA Bear Daily ETF, AXS 1.5X PYPL Bear Daily ETF, AXS 1.5X PYPL Bull Daily ETF, AXS 2X Innovation ETF, AXS 2X NKE Bear Daily ETF, AXS 2X NKE Bull Daily ETF, AXS 2X PFE Bear Daily ETF, AXS 2X PFE Bull Daily ETF, AXS Short China Internet ETF, AXS TSLA Bear Daily ETF, AXS Short De-SPAC Daily ETF and AXS Short Innovation Daily ETF, which are offered in separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
[e]	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

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Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on July 19-20, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and AXS Investments LLC (the “Investment Advisor”) with respect to the AXS Brendan Wood TopGun Index ETF series of the Trust (the “TopGun ETF”) for an initial two-year term. In approving the Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the TopGun ETF and its shareholders.

At an in-person meeting held on October 26-27, 2022, the Board and the Independent Trustees reviewed and unanimously approved the Advisory Agreement between the Trust and the Investment Advisor, and the sub-advisory agreement (the “Esoterica Sub-Advisory Agreement”) between the Investment Advisor and Esoterica Capital LLC

(“Esoterica Capital”) with respect to the AXS Esoterica NextG Economy ETF series of the Trust (the “Esoterica ETF”), each for an initial two-year term. The Advisory Agreement and the Esoterica Sub-Advisory Agreement are collectively referred to below as the “Esoterica ETF Advisory Agreements.” In approving each Esoterica ETF Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Esoterica ETF and its shareholders.

At an in-person meeting held on January 18-19, 2023, the Board and the Independent Trustees reviewed and unanimously approved the renewal of the Advisory Agreement between the Trust and the Investment Advisor, and the sub-advisory agreement (the “Astoria Sub-Advisory Agreement”) between the Investment Advisor and Astoria Portfolio Advisors LLC (“Astoria”) with respect to the AXS Astoria Inflation Sensitive ETF series of the Trust (the “Astoria ETF”), each for an additional one-year term from when it otherwise would expire. The Advisory Agreement and the Astoria Sub-Advisory Agreement are collectively referred to below as the “Astoria ETF Advisory Agreements.” In approving the renewal of each Astoria ETF Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Astoria ETF and its shareholders.

AXS Brendan Wood TopGun Index ETF

Background

In advance of the July meeting, the Board received information about the TopGun ETF and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the ETF; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the ETF; and a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) comparing the proposed unitary management fee and estimated total expenses of the ETF with those of a group of comparable funds selected by Broadridge (the “Peer Group”) from Morningstar, Inc.’s Global Large-Stock Blend fund universe (the “Fund Universe”). The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

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In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services

The Board noted that there was no relevant performance information for it to consider with respect to the TopGun ETF. The Board considered, however, the investment strategies that the Investment Advisor intended to use to manage the ETF and the significant experience of the Investment Advisor’s portfolio managers who would be managing the ETF. The Board also noted its familiarity with the Investment Advisor as the investment advisor for many other series of the Trust, and considered the services to be provided by the Investment Advisor to the ETF. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the ETF, as well as the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the ETF. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure and compliance procedures.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the TopGun ETF, and that the Investment Advisor would provide the ETF with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio

The Board reviewed information regarding the TopGun ETF’s proposed unitary management fee and estimated total expenses. The meeting materials indicated that the ETF’s proposed unitary management fee of 0.98% was higher than the Peer Group and Fund Universe medians by 0.53% and 0.63%, respectively. The Trustees considered that because of its unitary fee structure, the ETF would pay the Investment Advisor a management fee, and the Investment Advisor would pay all expenses incurred by the ETF except for the management fee and certain other expenses. The Trustees noted the Investment Advisor’s observation that the TopGun ETF is actively managed, and that the Peer Group included several low cost, passively managed ETFs that are significantly larger than the ETF. The Trustees also noted the Investment Advisor’s assertions that the ETF is more specialized, innovative, and unique compared to many of the funds in the Peer Group; that the ETF’s index provider, Brendan Wood International (“Brendan Wood”), is based in Canada and is well known by the financial community for its global research; that Brendan Wood performs up to 2,000 personal interviews with institutional investment professionals during a calendar year that generate data that is used to create investable indexes; that the TopGun ETF would be the only way U.S. investors could obtain access to investments based on the Brendan Wood proprietary data; and that the licensing fee paid by the Investment Advisor to Brendan Wood constitutes two-thirds of the net revenue received by the Investment Advisor from the TopGun ETF. The Trustees further noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the TopGun ETF, and therefore they did not have a good basis for comparing the ETF’s proposed unitary management fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the TopGun ETF’s proposed unitary management fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The TopGun ETF’s estimated annual total expenses (net of fee waivers) of 0.98% were higher than the Peer Group and Fund Universe medians by 0.46% and 0.63%, respectively. The Trustees considered the Investment Advisor’s observation that although the TopGun ETF’s estimated net expenses were in the highest quartile of funds in the Peer Group, some of the funds in the Peer Group are part of larger fund complexes and therefore could have lower expenses and/or support lower expense caps. The Board noted the Investment Advisor’s assertion that the larger fund complexes allow those funds in the Peer Group to pass along economies of scale that the Investment Advisor is currently unable to match. The Board also noted that the Investment Advisor set the net expenses for the TopGun ETF at a level at which the Investment Advisor can maintain the viability of the ETF.

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The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Investment Advisor to the TopGun ETF.

Profitability, Benefits to the Investment Advisor, and Economies of Scale

The Board next reviewed the estimated profitability to the Investment Advisor of its relationship with the TopGun ETF in the ETF’s first year of operations, taking into account estimated assets of $25 million. The Board determined that the Investment Advisor’s anticipated profit level with respect to the TopGun ETF was reasonable.

The Board noted that the potential benefits received by the Investment Advisor as a result of its relationship with the TopGun ETF, other than the receipt of its management fee, would include the usual types of “fall out” benefits received by advisors to the Trust, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the ETF generally, and any favorable publicity arising in connection with the ETF’s performance. The Board also noted that although the Advisory Agreement does not provide for any management fee breakpoints, the TopGun ETF’s asset level would likely be too low to achieve significant economies of scale during the ETF’s initial startup period, and that any such economies would be considered in the future as the ETF’s assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement was in the best interests of the TopGun ETF and its shareholders and, accordingly, approved the Advisory Agreement with respect to the ETF.

AXS Esoterica NextG Economy ETF

Background

In advance of the October meeting, the Board received information about the Esoterica ETF and the Esoterica ETF Advisory Agreements from the Investment Advisor, Esoterica Capital, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and Esoterica Capital; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the ETF; information about the Investment Advisor’s and Esoterica Capital’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the ETF; information regarding the performance of the Esoterica NextG Economy ETF (the “Predecessor Fund”), which would be reorganizing into the ETF, for the one-year period ended August 31, 2022; and a report prepared by Broadridge comparing the proposed advisory fee and estimated total expenses of the ETF with those of its Peer Group selected by Broadridge from Morningstar, Inc.’s Technology Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Esoterica ETF Advisory Agreements. No representatives of the Investment Advisor or Esoterica Capital were present during the Board’s consideration of the Esoterica ETF Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

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In approving the Esoterica ETF Advisory Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

AXS Investments LLC

Nature, Extent, and Quality of Services

With respect to the relevant performance information, the meeting materials indicated that the Predecessor Fund’s total return for the one-year period was above the Fund Universe median return and the same as the Peer Group median return, but below the MSCI All Country World Index return by 18.70%. The Trustees considered that the Predecessor Fund had been operating for a relatively short period, and that performance over longer periods would be more meaningful.

The Board noted its familiarity with the Investment Advisor as the investment advisor for many other series of the Trust, and considered Esoterica Capital’s role as the investment advisor to the Predecessor Fund. The Board also considered the services to be provided by the Investment Advisor and Esoterica Capital to the Esoterica ETF. In doing so, the Board considered the Investment Advisor’s role as the ETF’s investment advisor, noting that the Investment Advisor would provide overall supervision of the general investment management, investment operations, back office operations, and trading of the ETF, and oversee Esoterica Capital’s operations, including monitoring its investment activities, monitoring the ETF’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the ETF; and that Esoterica Capital’s responsibilities would include day-to-day portfolio management for the ETF. The Board also considered the qualifications, experience, and responsibilities of the personnel of the Investment Advisor who would be involved in the activities of the Esoterica ETF. In addition, the Board considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure and compliance procedures.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the Esoterica ETF, and that the Investment Advisor would provide the ETF with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio

The Board reviewed information regarding the Esoterica ETF’s proposed advisory fee and estimated total expenses. The meeting materials indicated that the ETF’s proposed annual investment advisory fee (gross of fee waivers) of 0.75% was the same as the advisory fee for the Predecessor Fund and the same as the Peer Group and Fund Universe medians. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Esoterica ETF, and therefore they did not have a good basis for comparing the ETF’s proposed advisory fee with those of other similar accounts of the Investment Advisor. The Trustees also considered that the Esoterica ETF’s proposed advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor. The Esoterica ETF’s estimated annual total expenses (net of fee waivers) of 0.75% were the same as those of the Predecessor Fund and the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Investment Advisor to the Esoterica ETF.

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Profitability, Benefits to the Investment Advisor, and Economies of Scale

The Board next reviewed the estimated profitability to the Investment Advisor of its relationship with the Esoterica ETF in the ETF’s first year of operations, taking into account the Predecessor Fund’s current assets. The Board observed that the Investment Advisor anticipated waiving a significant portion of its advisory fee for the Esoterica ETF, and determined that the Investment Advisor’s anticipated profit level with respect to the ETF was reasonable.

The Board noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Esoterica ETF, other than the receipt of its advisory fee, would include the usual types of “fall out” benefits received by advisors to the Trust, including any research received from broker-dealers providing execution services to the ETF; the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of its association with the ETF generally, and any favorable publicity arising in connection with the ETF’s performance. The Board also noted that although the Advisory Agreement does not provide for any advisory fee breakpoints, the Esoterica ETF’s asset level would likely be too low to achieve significant economies of scale during the ETF’s initial startup period, and that any such economies would be considered in the future as the ETF’s assets grow.

Esoterica Capital LLC

Nature, Extent, and Quality of Services

The Board considered the overall quality of services to be provided by Esoterica Capital to the Esoterica ETF. In doing so, the Board noted that as the sole sub-advisor to the ETF, Esoterica Capital would be primarily responsible for the day-to-day management of the ETF and its investment results. The Board also considered the services to be provided by Esoterica Capital to the ETF, and the qualifications, experience, and responsibilities of the personnel of Esoterica Capital who would be involved in the activities of the ETF. In addition, the Board considered the overall quality of the organization and operations of Esoterica Capital, as well as its compliance structure and compliance procedures.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, Esoterica Capital would have the capabilities, resources, and personnel necessary to manage the Esoterica ETF, and that Esoterica Capital would provide the ETF with a reasonable potential for good investment results.

Sub-Advisory Fee

The Board reviewed information regarding the annual sub-advisory fee proposed to be charged by Esoterica Capital with respect to the Esoterica ETF, and considered the relative levels and types of services to be provided by the Investment Advisor and Esoterica Capital. The Trustees observed that Esoterica Capital’s proposed sub-advisory fee for the Esoterica ETF was lower than the fees, which could include a performance component, that Esoterica Capital charges to manage separate accounts for institutional clients with similar objectives and policies as the ETF. The Board also noted that the Investment Advisor would pay Esoterica Capital’s sub-advisory fee from the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that the proposed compensation payable to Esoterica Capital under the Esoterica Sub-Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by Esoterica Capital to the Esoterica ETF.

Benefits to the Sub-Advisor

The Board also considered that the potential benefits to be received by Esoterica Capital as a result of its relationship with the Esoterica ETF, other than the receipt of its sub-advisory fee, would include the usual types of “fall out” benefits received by sub-advisors to the Trust, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Esoterica Capital’s compliance program, the intangible benefits of Esoterica Capital’s association with the Esoterica ETF generally and any favorable publicity arising in connection with the ETF’s performance.

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Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Esoterica ETF Advisory Agreement was in the best interests of the Esoterica ETF and its shareholders and, accordingly, approved each Esoterica ETF Advisory Agreement.

AXS Astoria Inflation Sensitive ETF

Background

In advance of the January meeting, the Board received information about the Astoria ETF and the Astoria ETF Advisory Agreements from the Investment Advisor, Astoria, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and Astoria; information regarding the background, experience, and compensation structure of relevant personnel providing services to the ETF; information about the Investment Advisor’s and Astoria’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the ETF; reports comparing the performance of the ETF with returns of the Bloomberg U.S. TIPS 1-3 Year Index and its Peer Group selected by Broadridge from Morningstar, Inc.’s Global Allocation Fund Universe for the nine-month period ended October 31, 2022; reports comparing the investment advisory fee and total expenses of the ETF with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Astoria Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Astoria ETF Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Astoria were present during the Board’s consideration of the Astoria ETF Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Astoria ETF Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

AXS Investments LLC

Nature, Extent, and Quality of Services

With respect to the performance results of the Astoria ETF, the meeting materials indicated that the ETF’s total return for the nine-month period was above the Peer Group and Fund Universe median returns and the Bloomberg U.S. TIPS 1-3 Year Index return.

The Board noted its familiarity with the Investment Advisor as the investment advisor for many other series of the Trust, and considered the overall quality of services provided by the Investment Advisor to the Astoria ETF. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the ETF, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the ETF. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and Astoria, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the ETF and oversees Astoria with respect to the ETF’s operations, including monitoring the investment and trading activities of Astoria, monitoring the ETF’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the ETF; and that Astoria’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Astoria ETF were satisfactory.

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Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Astoria ETF, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Fund Universe median, but higher than the Peer Group median by 0.15%. The Board considered the Investment Advisor’s belief that the Astoria ETF, which invests directly in foreign securities, has greater diversification and employs a more active style than many of the funds in the Peer Group. The Board noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the ETF, and therefore they did not have a good basis for comparing the ETF’s advisory fee with those of other similar client accounts of the Investment Advisor. The Board also considered that the Astoria ETF’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Astoria ETF (net of fee waivers) for the ETF’s most recent fiscal year were lower than the Fund Universe median, but higher the Peer Group median by 0.27%. The Board noted the Investment Advisor’s observation that some of the funds in the Peer Group are part of larger fund complexes and therefore could have lower expenses or support lower expense caps. The Board also considered the Investment Advisor’s assertion that the net expenses for the ETF are at a level at which the Investment Advisor can maintain the viability of the ETF.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Astoria ETF.

Profitability, Benefits to the Investment Advisor, and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Astoria ETF for the year ended October 31, 2022. The Board and the Independent Trustees determined that the profit of the Investment Advisor from its relationship with the Astoria ETF was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Astoria ETF, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Astoria ETF generally, and any favorable publicity arising in connection with the ETF’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Astoria ETF was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the ETF grow.

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Astoria Portfolio Advisors LLC

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by Astoria to the Astoria ETF. In doing so, the Board considered Astoria’s specific responsibilities in day-to-day portfolio management of the ETF, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the ETF. The Board also considered the overall quality of the organization and operations of Astoria, as well as its compliance structure. The Board’s observations regarding the performance of the Astoria ETF are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Astoria to the Astoria ETF were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by Astoria with respect to the Astoria ETF. The Board noted that Astoria does not manage any other accounts with the same objectives and policies as the ETF, and therefore they did not have a good basis for comparing the ETF’s sub-advisory fee with those of other similar client accounts of Astoria. The Board also noted that the Investment Advisor pays Astoria’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Astoria under the Astoria Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Astoria provides to the Astoria ETF.

Benefits to the Sub-Advisor

The Board considered the benefits received by Astoria as a result of its relationship with the Astoria ETF, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the ETF, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Astoria’s compliance program, the intangible benefits of Astoria’s association with the ETF generally, and any favorable publicity arising in connection with the ETF’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Astoria ETF Advisory Agreements was in the best interests of the Astoria ETF and its shareholders and, accordingly, renewed each Astoria ETF Advisory Agreement.

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SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on January 18-19, 2023 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Reporting Period – December 30, 2021 through October 31, 2022

AXS Astoria Inflation Sensitive ETF1

Reporting Period – March 21, 2022 through October 31, 2022

AXS Change Finance ESG ETF2

Reporting Period – September 27, 2022 through October 31, 2022

AXS Green Alpha ETF3

Reporting Period – October 15, 2022 through October 31, 2022

AXS First Priority CLO Bond ETF4

The Board has appointed AXS Investments LLC, the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the periods detailed above (the “Program Reporting Periods”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions);
•	With respect to the AXS Astoria Inflation Sensitive ETF, AXS Change Finance ESG ETF, AXS Green Alpha ETF, AXS Brendan Wood TopGun Index ETF, and AXS Esoterica NextG Economy ETF , the Fund Program’s liquidity classification as an ETF or In-Kind ETF and the requirement to maintain this classification;
•	An overview of market liquidity for each Fund during the Program Reporting Periods;
•	Each Fund’s ability to meet redemption requests;
•	Each Fund’s cash management;
•	Each Fund’s borrowing activity, if any, in order to meet redemption requests;
•	Each Fund’s compliance with the 15% limit of illiquid investments; and
•	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

[1]	Fund reorganized into the Trust on December 30, 2021.
[2]	Fund reorganized into the Trust on March 21, 2022.
[3]	Fund reorganized into the Trust on September 27, 2022.
[4]	Fund reorganized into the Trust on October 15, 2022.

102

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Periods.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Periods, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Periods.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

103

AXS Funds

EXPENSE EXAMPLES

For the Periods Ended March 31, 2023 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

The Funds’ Hypothetical Performance is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

The Astoria Inflation Sensitive ETF, Change Finance ESG ETF, First Priority CLO Bond ETF and Green Alpha ETF’s Actual Performance is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.

The Brendan Wood TopGun Index ETF’s Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 8, 2022 (commencement of operations) to March 31, 2023.

The Esoterica NEXTG Economy ETF’s Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 to March 31, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

104

AXS Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended March 31, 2023 (Unaudited)

Astoria Inflation Sensitive ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/22	3/31/23	10/1/22 – 3/31/23
Actual Performance	$1,000.00	$1,139.10	$3.73
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	3.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

Change Finance ESG ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/22	3/31/23	10/1/22 – 3/31/23**
Actual Performance	$1,000.00	$1,177.00	$2.66
Hypothetical (5% annual return before expenses)	1,000.00	1,022.49	2.47

*	Expenses are equal to the Fund’s annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

**	Fiscal year end changed to March 31, effective February 1, 2023.

First Priority CLO Bond ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/22	3/31/23	10/1/22 – 3/31/23**
Actual Performance	$1,000.00	$1,041.40	$1.25
Hypothetical (5% annual return before expenses)	1,000.00	1,023.71	1.24

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

**	Fiscal year end changed to March 31, effective February 1, 2023.
Green Alpha ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/22	3/31/23	10/1/22 – 3/31/23
Actual Performance	$1,000.00	$1,075.70	$5.19
Hypothetical (5% annual return before expenses)	1,000.00	1,019.93	5.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

105

AXS Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended March 31, 2023 (Unaudited)

Brendan Wood TopGun Index ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	11/8/22*	3/31/23	11/8/22* – 3/31/23
Actual Performance**	$1,000.00	$983.80	$6.78
	10/1/22	3/31/23	10/1/22 – 3/31/23
Hypothetical (5% annual return before expenses)***	1,000.00	1,016.29	8.71

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratio of 1.73% multiplied by the average account value over the period, multiplied by 144/365 (to reflect the since inception period ended). Assumes all dividends and distributions were reinvested.
***	Expenses are equal to the Fund’s annualized expense ratio of 1.73% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

Esoterica NextG Economy ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	11/1/22	3/31/23	11/1/22 – 3/31/23*
Actual Performance**	$1,000.00	$1,204.10	$3.41
	10/1/22	3/31/23	10/1/22 – 3/31/23
Hypothetical (5% annual return before expenses)***	1,000.00	1,021.20	3.77

*	Fiscal year end changed to March 31, effective February 1, 2023.

**	Expenses are equal to the Fund’s annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 151/365 (to reflect the since inception period ended). The expense ratio reflects an expense waiver and expenses absorbed. Assumes all dividends and distributions were reinvested.
***	Expenses are equal to the Fund’s annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period). The expense ratio reflects an expense waiver and expenses absorbed. Assumes all dividends and distributions were reinvested.

106

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FUND INFORMATION

	TICKER	CUSIP
AXS Astoria Inflation Sensitive ETF	PPI	46141T 117
AXS Change Finance ESG ETF	CHGX	46144X 107
AXS First Priority CLO Bond ETF	AAA	46144X 610
AXS Green Alpha ETF	NXTE	46144X 586
AXS Brendan Wood TopGun Index ETF	TGN	46144X 529
AXS Esoterica NextG Economy ETF	WUGI	46144X 495

Privacy Principles of the AXS ETFs for Shareholders

The ETFs are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the ETFs collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the ETFs do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the ETFs. The ETFs do not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AXS ETFs for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The ETFs’ proxy voting policies and procedures, as well as information regarding how the ETFs voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 984-2510 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The ETFs file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the ETFs’ Form N-PORT on the SEC’s website at www.sec.gov.

Householding

The ETFs will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the ETFs at (866) 984-2510.

AXS ETFs

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 984-2510

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-297-2587.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

AXS Astoria Inflation Sensitive ETF, AXS Green Alpha ETF & AXS Brendan Wood TopGun Index ETF	FYE 3/31/2023	FYE 3/31/2022
Audit Fees	$34,500	$7,500
Audit-Related Fees	N/A	N/A
Tax Fees	$7,500	$2,500
All Other Fees	N/A	N/A

AXS Change Finance ESG ETF & AXS First Priority CLO Bond ETF	FYE 3/31/2023	FYE 7/31/2022
Audit Fees	$23,000	$29,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$7,000
All Other Fees	N/A	N/A

Prior to the reorganization, the aggregate audit and tax fees billed by Cohen & Company, Ltd., for AAF First Priority CLO Bond ETF, were $21,500 for the year ended July 31, 2022.

AXS Esoterica NextG Economy ETF	FYE 3/31/2023	FYE 10/31/2022*
Audit Fees	$13,500	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$3,000
All Other Fees	N/A	N/A
*	The audit and tax fees were billed by Cohen & Company, Ltd..

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

AXS Astoria Inflation Sensitive ETF, AXS Green Alpha ETF & AXS Brendan Wood TopGun Index ETF	FYE 3/31/2023	FYE 3/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

AXS Change Finance ESG ETF & AXS First Priority CLO Bond ETF	FYE 3/31/2023	FYE 7/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

AXS Esoterica NextG Economy ETF	FYE 3/31/2023	FYE 10/31/2022*
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
*	The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement.

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

AXS Astoria Inflation Sensitive ETF, AXS Green Alpha ETF & AXS Brendan Wood TopGun Index ETF	FYE 3/31/2023	FYE 3/31/2022
Non-Audit Related Fees	N/A	N/A
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

AXS Change Finance ESG ETF & AXS First Priority CLO Bond ETF	FYE 3/31/2023	FYE 7/31/2022
Non-Audit Related Fees	N/A	N/A
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

AXS Esoterica NextG Economy ETF	FYE 3/31/2023	FYE 10/31/2022*
Non-Audit Related Fees	N/A	N/A
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A
*	The non-audit related fees billed by Cohen & Company, Ltd.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	6/9/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	6/9/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	6/9/2023